UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: BlackRock MuniVest Fund, Inc. (MVF)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2014

Date of reporting period: 08/31/2014

Item 1 – Report to Stockholders

AUGUST 31, 2014

ANNUAL REPORT

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for most risk assets such as equities and high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress while facing the onset of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were relieved by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk with the expectation that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-rate environment, investors looked to equities as a source of yield, pushing major indices to record levels. As stock prices continued to move higher, investors soon became wary of stretched valuations and a new theme emerged. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend after having suffered heavy selling pressure earlier in the year.

However, asset prices tend to be more vulnerable to bad news when investors believe valuations are high. Consequently, markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained confidence in August and, although volatility ticked up, markets rebounded as low rates and an improving U.S. economy trumped full valuations and lingering geopolitical risks. Concurrently, a slowdown in Europe’s recovery fueled hopes for further monetary accommodation from the European Central Bank, driving global equities higher. Additionally, lower yields on European sovereign bonds made U.S. Treasuries more appealing by comparison, contributing to the persistence of low rates in the United States.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended August 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although the expensive U.S. small cap stocks lagged in 2014. Most fixed income assets produced positive results even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.84%	25.25%
U.S. small cap equities (Russell 2000® Index)	(0.06)	17.68
International equities (MSCI Europe, Australasia, Far East Index)	1.24	16.44
Emerging market equities (MSCI Emerging Markets Index)	14.52	19.98
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.35	7.07
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.74	5.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.21	10.55
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.89	10.57
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2014

Municipal Market Conditions

The latter part of 2013 was a challenging period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the new year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended August 31, 2014, municipal bond funds saw net outflows of approximately $11 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended August 31 remained relatively strong at $305 billion (but meaningfully lower than the $354 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of August 31, 2014
6 months : 4.21%
12 months : 10.55%

A Closer Look at Yields

From August 31, 2013 to August 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 142 basis points (“bps”) from 4.45% to 3.03%, while 10-year rates decreased 87 bps from 2.94% to 2.07% and 5-year rates fell 44 bps from 1.52% to 1.08% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained rela-

tively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 129 bps and the spread between 2- and 10-year maturities flattened by 74 bps.

During the same time period, U.S. Treasury rates fell by 62 bps on 30-year and 45 bps on 10-year bonds, while moving up 1 bp in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2014

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s costs of leverage are significantly lower than the income earned on the Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instrument or by rating agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	5

Trust Summary as of August 31, 2014	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-months ended August 31, 2014, the Trust returned 18.37% based on market price and 21.64% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.79% based on market price and 21.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities). In this environment, the Trust’s duration (interest rate sensitivity) had a positive impact on performance (bond prices rise when rates fall). The Trust’s longer-dated holdings in the health care, education and transportation sectors were particularly strong contributors to performance. The Trust also benefited from its holdings in the State of California. The continued improvement in the state’s economy was a catalyst for the price appreciation in these bonds during the period.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($14.58)[1]	6.26%
Tax Equivalent Yield[2]	11.06%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of August 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Municipal Bond Investment Trust

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$14.58	$13.14	10.96%	$14.98	$12.85
Net Asset Value	$16.27	$14.27	14.02%	$16.27	$14.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Transportation	25%	21%
County/City/Special District/School District	23	22
Utilities	16	17
Health	14	15
State	9	8
Education	7	10
Housing	4	5
Tobacco	1	1
Corporate	1	1

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	10%	10%
AA/Aa	59	60
A	25	26
BBB/Baa	5	4
B	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	—
2015	—
2016	2%
2017	1
2018	18

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	7

Trust Summary as of August 31, 2014	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-months ended August 31, 2014, the Trust returned 24.11% based on market price and 25.27% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.79% based on market price and 21.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds (bond prices rise when rates fall). Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, The Trust’s exposure to the long end of the yield curve was a significant contributor to total return. This positioning allowed the Trust to maximize its income and also benefit from the flattening of the yield curve (wherein longer dated yields declined more than shorter maturity yields). Exposure to lower-coupon and zero-coupon bonds also drove returns, as these securities generated strong price performance due to their relatively long durations for their respective maturities.

•

The Trust’s holdings in the health care, corporate and transportation sectors, which were among the market’s better performing sectors in the period, contributed positively to performance. The Trust’s significant exposure to A and BBB-rated bonds had a positive impact on results, as these credit quality tiers generally outperformed. Additionally, the Trust benefited from income generated from coupon payments on its municipal bond holdings. The use of leverage allowed the Trust to enhance its level of income.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($15.59)[1]	6.31%
Tax Equivalent Yield[2]	11.15%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Economic Leverage as of August 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary
	8/31/14	8/31/13	Change	High	Low
Market Price	$15.59	$13.49	15.57%	$15.86	$13.21
Net Asset Value	$16.54	$14.18	16.64%	$16.54	$14.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Health	21%	24%
County/City/Special District/School District	20	13
Transportation	17	14
Education	12	10
Utilities	11	13
Corporate	7	7
State	6	12
Housing	5	6
Tobacco	1	1

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	11%	7%
AA/Aa	43	37
A	22	33
BBB/Baa	14	11
BB/Ba	5	5
B	—	1
N/R2	5	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $5,760,601 and $4,866,578, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	1
2016	2
2017	3
2018	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	9

Trust Summary as of August 31, 2014	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-months ended August 31, 2014, the Trust returned 17.50% based on market price and 22.67% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.79% based on market price and 21.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities). In this environment, the Trust’s duration (interest rate sensitivity) had a positive impact on performance (bond prices rise when rates fall). The Trust’s longer-dated holdings in the health care, education and transportation sectors were particularly strong contributors to performance. The Trust also benefited from its holdings in the State of California. The continued improvement in the state’s economy was a catalyst for the price appreciation in these bonds during the period.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2014 ($14.18)[1]	5.80%
Tax Equivalent Yield[2]	10.25%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of August 31, 2014[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary
	8/31/14	8/31/13	Change	High	Low
Market Price	$14.18	$12.82	10.61%	$14.36	$12.44
Net Asset Value	$15.97	$13.83	15.47%	$15.97	$13.69

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
County/City/Special District/School District	32%	28%
Transportation	28	24
Utilities	19	20
Health	12	12
State	5	7
Education	2	7
Tobacco	1	1
Housing	1	1

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	3%	5%
AA/Aa	75	74
A	20	21
BBB/Baa	2	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	—
2015	—
2016	1%
2017	1
2018	15

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	11

Trust Summary as of August 31, 2014	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-months ended August 31, 2014, the Trust returned 18.65% based on market price and 23.69% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.79% based on market price and 21.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) was the largest contributor to performance given that municipal interest rates fell significantly during the period (bond prices rise as rates fall). Exposure to longer-dated bonds had a positive impact as the municipal yield curve flattened during the period (i.e., longer-term rates fell more than shorter-term rates). The Trust also benefited from income generated in the form of coupon payments from its portfolio of municipal bond holdings.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2014 ($13.96)[1]	6.15%
Tax Equivalent Yield[2]	10.87%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2014[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary
	8/31/14	8/31/13	Change	High	Low
Market Price	$13.96	$12.59	10.88%	$14.34	$12.18
Net Asset Value	$15.56	$13.46	15.60%	$15.56	$13.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
County/City/Special District/School District	32%	29%
Transportation	25	21
Utilities	13	20
State	12	13
Health	8	8
Education	6	6
Tobacco	2	2
Corporate	2	1

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	17%	20%
AA/Aa	52	54
A	26	24
BBB/Baa	5	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	1%
2015	3
2016	2
2017	8
2018	9

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	13

Trust Summary as of August 31, 2014	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-months ended August 31, 2014, the Trust returned 19.52% based on market price and 24.73% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.79% based on market price and 21.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s long duration positioning (sensitivity to interest rate movements), which was enhanced by leverage, drove positive performance as municipal interest rates fell during the period (bond prices rise as rates fall). Exposure to longer-dated bonds had a positive impact given that the municipal yield curve flattened (i.e., longer-term rates fell more than shorter- and intermediate-term rates). The Trust also benefited from holding concentrations in lower-rated investment grade, non-investment grade and non-rated bonds, as these segments generally outperformed higher-rated issues during the period.

•

The Trust’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from results, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Trust sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2014 ($14.70)[1]	6.69%
Tax Equivalent Yield[2]	11.82%
Current Monthly Distribution per Common Share[3]	$0.0820
Current Annualized Distribution per Common Share[3]	$0.9840
Economic Leverage as of August 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	AUGUST 31, 2014

BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary
	8/31/14	8/31/13	Change	High	Low
Market Price	$14.70	$13.20	11.36%	$14.84	$12.59
Net Asset Value	$15.48	$13.32	16.22%	$15.48	$13.18

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Transportation	20%	21%
Utilities	16	18
Health	14	16
County/City/Special District/School District	13	11
State	11	12
Corporate	11	6
Education	8	9
Tobacco	4	4
Housing	3	3

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	7%	10%
AA/Aa	32	36
A	28	31
BBB/Baa	17	13
BB/Ba	5	3
B	2	1
N/R2	9	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $7,898,184 representing 1%, and $10,339,771, representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	3%
2015	5
2016	3
2017	3
2018	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	15

Trust Summary as of August 31, 2014	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-months ended August 31, 2014, the Trust returned 17.91% based on market price and 24.24% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.79% based on market price and 21.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities). In this environment, the Trust’s duration (interest rate sensitivity) had a positive impact on performance (bond prices rise when rates fall). The Trust’s longer-dated holdings in the health care, education and transportation sectors were particularly strong contributors to performance. The Trust also benefited from its holdings in the State of California. The continued improvement in the state’s economy was a catalyst for the price appreciation in these bonds during the period.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2014 ($13.92)[1]	6.16%
Tax Equivalent Yield[2]	10.88%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	AUGUST 31, 2014

BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	8/31/14	8/31/13	Change	High	Low
Market Price	$13.92	$12.59	10.56%	$14.14	$12.15
Net Asset Value	$15.46	$13.27	16.50%	$15.46	$13.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Transportation	35%	28%
Utilities	19	21
County/City/Special District/School District	18	17
Health	11	11
State	9	10
Education	6	9
Housing	1	2
Tobacco	1	2

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	5%	4%
AA/Aa	65	70
A	28	25
BBB/Baa	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	—
2015	—
2016	2%
2017	3
2018	14

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	17

Trust Summary as of August 31, 2014	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12-months ended August 31, 2014, the Trust returned 18.50% based on market price and 20.70% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 19.79% based on market price and 21.88% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds (bond prices rise when rates fall). The municipal yield curve flattened, meaning that yields on longer-dated bonds declined more than those of shorter-maturity issues. In this environment, the Trust’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The income generated from coupon payments on the Trust’s portfolio of tax-exempt bonds also contributed to performance.

•	During the period, there were no material detractors from the Trust’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2014 ($9.83)[1]	6.53%
Tax Equivalent Yield[2]	11.54%
Current Monthly Distribution per Common Share[3]	$0.0535
Current Annualized Distribution per Common Share[3]	$0.6420
Economic Leverage as of August 31, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

18	ANNUAL REPORT	AUGUST 31, 2014

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary
	8/31/14	8/31/13	Change	High	Low
Market Price	$9.83	$8.91	10.33%	$9.97	$8.62
Net Asset Value	$10.27	$9.14	12.36%	$10.27	$9.07

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation
	8/31/14	8/31/13
Health	23%	22%
Transportation	22	20
County/City/Special District/School District	12	14
Utilities	10	11
Corporate	10	9
Education	10	9
State	5	7
Housing	5	6
Tobacco	3	2

Credit Quality Allocation[1]
	8/31/14	8/31/13
AAA/Aaa	10%	11%
AA/Aa	49	48
A	23	27
BBB/Baa	12	11
BB/Ba	1	—
B	2	1
N/R2	3	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of August 31, 2014 and August 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $14,298,684, representing 1%, and $18,941,672, representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	1
2016	4
2017	9
2018	16

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2014	19

Schedule of Investments August 31, 2014	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$145	$160,177
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	180	133,171
California — 13.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	793,667
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	136,039
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	410	492,369
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,660	1,871,168
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	974,304
State of California, GO, Various Purposes, 6.00%, 3/01/33	685	829,953
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	210	244,703
Various Capital Projects, Series I, 5.50%, 11/01/31	500	600,495
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	160	190,469
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,000	1,153,900

		7,287,067
Colorado — 2.8%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	750	854,445
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	580	664,239

		1,518,684
Florida — 4.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	105	120,784
County of Miami-Dade Florida Seaport Department, RB, Series A, 6.00%, 10/01/38	1,875	2,194,162
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	305	348,646

		2,663,592
Municipal Bonds	Par (000)	Value
Georgia — 1.2%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	$555	$654,967
Illinois — 17.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	1,590	1,919,146
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	250	271,845
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	500	552,910
5.25%, 12/01/40	750	826,350
5.00%, 12/01/44	565	622,613
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	250	284,770
5.25%, 12/01/43	1,000	1,101,530
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	750	862,440
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,000	1,174,580
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	428,598
6.00%, 6/01/28	105	123,565
State of Illinois, GO:
5.25%, 2/01/31	255	276,683
5.25%, 2/01/32	500	540,490
5.50%, 7/01/33	500	544,085
5.50%, 7/01/38	110	119,025

		9,648,630
Indiana — 2.5%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,190	1,363,895
Kansas — 1.9%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	900	1,022,634
Kentucky — 1.7%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	952,448
Louisiana — 1.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	380	437,870
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	315	345,785

		783,655

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	GARB	General Airport Revenue Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	HDA	Housing Development Authority	PILOT	Payment in Lieu of Taxes
BARB	Building Aid Revenue Bonds	HFA	Housing Finance Agency	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HRB	Housing Revenue Bonds	Q-SBLF	Qualified School Bond Loan Fund
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority	RB	Revenue Bonds
COP	Certificates of Participation	IDB	Industrial Development Board	S/F	Single-Family
EDA	Economic Development Authority	IDRB	Industrial Development Revenue Bonds

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	$675	$786,962
Massachusetts — 1.4%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	417,990
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 7/01/36	300	346,077

		764,067
Michigan — 3.4%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	485	570,922
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	576,435
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	530	684,845

		1,832,202
Mississippi — 3.0%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,322,500
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	250	288,450

		1,610,950
Multi-State — 5.6%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 10/31/52 (b)(c)	3,000	3,030,840
Nevada — 4.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,167,850
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,000	1,174,560

		2,342,410
New Jersey — 6.8%
New Jersey EDA, RB, School Facilities Construction, Series RR, 5.00%, 6/15/33	500	552,970
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	834,180
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	610	656,214
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	695	811,072
Series AA, 5.50%, 6/15/39	760	856,983

		3,711,419
New York — 3.4%
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	620	714,910
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/38	500	559,365
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	563,620

		1,837,895
Ohio — 3.3%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	840	916,440
Municipal Bonds	Par (000)	Value
Ohio (concluded)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	$250	$287,922
5.25%, 2/15/31	500	572,655

		1,777,017
Pennsylvania — 7.8%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	347,415
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/44	190	213,151
Sub-Series A, 5.63%, 12/01/31	750	846,435
Sub-Series A, 6.00%, 12/01/41	1,500	1,632,585
Sub-Series C (AGC), 6.25%, 6/01/38	500	576,025
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	530	597,692

		4,213,303
South Carolina — 1.4%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	635	744,087
Texas — 9.0%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	890	1,008,975
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	395	457,110
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/35	470	538,559
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,227,213
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	500	577,085
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	286,415
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	180	207,684
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	590,850

		4,893,891
Virginia — 0.7%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	145	162,146
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	200	246,934

		409,080
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	890	959,384
Total Municipal Bonds — 101.4%		55,102,427

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 19.3%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (e)	1,005	1,138,635

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	21

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (concluded)
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	$1,300	$1,421,628
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (e)	1,410	1,629,072
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,079	2,497,323
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	200	226,552
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	2,234	2,609,363
University of California, RB, Series O, 5.75%, 5/15/34	810	953,732

		10,476,305
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	735	868,138
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	899	1,017,512

		1,885,650
Illinois — 7.4%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	1,500	1,812,225
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,222,533

		4,034,758
Nevada — 3.2%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,746,915
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (e)	585	668,230
New Jersey — 3.7%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	1,000	1,102,360
Series B, 5.25%, 6/15/36 (e)	840	926,756

		2,029,116
New York — 13.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	750	864,269
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	$1,000	$1,104,022
Series FF-2, 5.50%, 6/15/40	990	1,137,483
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,124,385
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,170	1,333,039
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	680	787,515
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	1,000	1,137,980

		7,488,693
Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (e)	1,050	1,196,306
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,671,604

		2,867,910
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	515,819
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 58.4%		31,713,396
Total Long-Term Investments (Cost — $77,483,912) — 159.8%		86,815,823

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	698,423	698,423
Total Short-Term Securities (Cost — $698,423) — 1.3%		698,423
Total Investments (Cost — $78,182,335) — 161.1%		87,514,246
Other Assets Less Liabilities — 1.6%		851,796
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.9)%		(16,238,646)
VRDP Shares, at Liquidation Value — (32.8)%		(17,800,000)

Net Assets Applicable to Common Shares — 100.0%		$54,327,396

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $4,097,449.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	1,380,043	(681,620)	698,423	$258

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(36)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$4,528,125	$(7,644)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$86,815,823	—	$86,815,823
Short-Term Securities	$698,423	—	—	698,423

Total	$698,423	$86,815,823	—	$87,514,246

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(7,644)	—	—	$(7,644)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$83,000	—	—	$83,000
Liabilities:
TOB trust certificates	—	$(16,235,837)	—	(16,235,837)
VRDP Shares	—	(17,800,000)	—	(17,800,000)

Total	$83,000	$(34,035,837)	—	$(33,952,837)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	23

Schedule of Investments August 31, 2014	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	$1,150	$1,341,164
6.00%, 6/01/39	450	524,804
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,312,549

		3,178,517
Arizona — 8.1%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	200	234,062
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	2,340,008
County of Pima Arizona IDA, Refunding, IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	900	910,359
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,075,538
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,705,515
5.00%, 12/01/37	2,065	2,351,849
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	825,495
University Medical Center Corp., RB, 6.50%, 7/01/39	500	584,385
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	900	1,031,031

		14,058,242
Arkansas — 4.0%
Arkansas State University, RB, Jonesboro Campus, Series B:
4.00%, 12/01/28	400	426,436
4.88%, 12/01/43	690	747,946
City of Benton Arkansas, RB, 4.00%, 6/01/39	905	946,657
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,200	1,329,192
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,250	2,284,335
University of Arkansas, RB, Fort Smith Campus, Series B, 4.00%, 6/01/39	920	939,661
University of Arkansas, Refunding RB, Various Facilities Revenue, Pine Bluff Campus, 3.50%, 12/01/32	300	299,412

		6,973,639
California — 17.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,288,075
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,321,263
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (a)	1,000	899,280
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	2,000	2,269,940
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (b)	4,500	59,175
Dinuba California Unified School District, GO, Election of 2006 (AGM):
5.63%, 8/01/31	250	275,843
5.75%, 8/01/33	500	553,065
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (a)	1,650	1,322,788
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (b)	8,000	2,651,440
Municipal Bonds	Par (000)	Value
California (concluded)
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (b)	$1,500	$800,895
0.00%, 8/01/33 (b)	4,000	1,412,160
0.00%, 8/01/39 (a)	2,000	1,346,900
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (a)	2,800	2,544,248
State of California, GO, Refunding, Various Purposes, 5.00%, 2/01/38	3,000	3,374,610
State of California, GO, Various Purposes:
5.75%, 4/01/31	2,000	2,376,520
6.00%, 3/01/33	1,000	1,211,610
6.50%, 4/01/33	1,950	2,382,705
5.50%, 3/01/40	2,350	2,715,754

		30,806,271
Colorado — 1.5%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,234,577
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	845,497
University of Northern Colorado Greely, Refunding RB, Institutional Enterprise, Series A, 4.00%, 6/01/35	500	523,865

		2,603,939
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	350	378,133
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	597,327

		975,460
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,336,980
Florida — 4.6%
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/28	2,000	2,233,620
County of Miami-Dade Florida, RB, AMT, Seaport, Series B, 6.00%, 10/01/31	4,135	4,915,977
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/36	125	133,090
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (c)(d)	910	678,915

		7,961,602
Hawaii — 0.3%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	432,640
Idaho — 2.0%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 3/01/39	1,230	1,348,892
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	2,050,387

		3,399,279
Illinois — 5.1%
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,000	2,010,280
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	870	926,724

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$665	$732,697
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 11/01/39	650	744,347
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	210	201,283
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,010	1,144,088
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,076,360
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,150	1,353,331
State of Illinois, GO, 5.00%, 2/01/39	665	689,765

		8,878,875
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/26	1,000	1,069,750
Iowa — 0.9%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	500	510,670
6.00%, 9/01/39	1,000	1,021,180

		1,531,850
Kansas — 2.8%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	4,000	4,477,960
County of Wyandotte-Kansas City Unified Government Utility System, Refunding RB, Series A, 5.00%, 9/01/44	400	444,568

		4,922,528
Kentucky — 1.8%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	1,830	2,042,554
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier (a):
0.00%, 7/01/34	500	343,850
Series C, 0.00%, 7/01/39	830	559,047
Series C, 0.00%, 7/01/43	270	180,787

		3,126,238
Louisiana — 1.5%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	860	959,794
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,209,905
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	443,452

		2,613,151
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, Special Taxing District (e):
5.13%, 7/01/36	170	170,510
5.25%, 7/01/44	170	170,507

		341,017
Massachusetts — 1.1%
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 9/01/43	1,600	1,837,280
Municipal Bonds	Par (000)	Value
Michigan — 3.7%
Michigan Finance Authority, RB, Senior Lien 2014C, AMT, 5.00%, 7/01/44	$240	$243,248
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,100	2,157,855
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (f)	1,950	2,519,712
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,461,475

		6,382,290
Minnesota — 3.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	4,600	5,435,176
City of Shakopee Minnesota, Refunding RB, St. Francis Regional Medical Center, 5.00%, 9/01/34	200	224,064
University of Minnesota, GO, Series B, 4.00%, 1/01/35	1,000	1,059,130

		6,718,370
Mississippi — 3.3%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	444,528
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	845	919,504
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,927,380
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,358,111

		5,649,523
Missouri — 3.0%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	963,117
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	554,825
A.T. Still University of Health Sciences, 4.25%, 10/01/32	320	337,008
A.T. Still University of Health Sciences, 5.00%, 10/01/39	500	546,940
Heartland Regional Medical Center, 4.13%, 2/15/43	400	404,352
University of Central Missouri, Series C-2, 4.00%, 10/01/28	400	424,408
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,113,410
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	800	870,736

		5,214,796
Montana — 1.9%
Montana Facility Finance Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 4.75%, 1/01/40	450	476,258
State of Montana Board of Regents, RB, 5.00%, 11/15/43	1,750	1,992,007
Yellowstone County School District No. 2 Billings, GO, 4.50%, 6/15/33	670	756,537

		3,224,802

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	25

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Multi-State — 6.1%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 10/31/52 (g)(h)	$10,500	$10,607,940
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	600	641,604
City of Omaha Nebraska, RB, Sanitary Sewerage System, 4.00%, 11/15/42	450	466,569
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	250	285,357
4.00%, 1/01/44	400	410,068

		1,803,598
Nevada — 1.7%
City of Las Vegas Nevada, Special Assessment, No. 809 Summerlin Area, 5.65%, 6/01/23	1,220	1,233,212
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,000	1,043,660
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	606,585

		2,883,457
New Jersey — 9.9%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (c)(d)	915	46,665
New Jersey EDA, RB:
4.00%, 6/15/35	200	203,756
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	660	710,193
The Goethals Bridge Replacement Project, AMT (AGM), 5.13%, 7/01/42	200	216,650
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	450	512,010
New Jersey EDA, Refunding RB:
1st Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,503,015
Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	8,889,900
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (f):
7.13%, 6/01/19	630	808,756
7.50%, 6/01/19	800	1,040,888
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	510	567,727
5.00%, 7/01/25	500	568,255
5.63%, 7/01/37	1,700	1,872,312
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	280	288,397

		17,228,524
New York — 9.0%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	455	68,296
City of New York New York, GO, Refunding Series J, 5.00%, 8/01/27	1,250	1,489,462
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	400	464,588
5.00%, 8/01/35	1,580	1,788,702
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (i)	3,165	3,492,831
Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	$1,500	$1,531,080
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,500	1,637,580
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	3,335	3,817,708
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	800	901,792
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	400	408,812

		15,600,851
North Carolina — 2.4%
County of Buncombe North Carolina Metropolitan Sewerage District, RB, 4.00%, 7/01/36	570	602,285
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,695	2,698,827
North Carolina Medical Care Commission, Refunding RB, University Health System, Series D, 6.25%, 12/01/33	800	927,752

		4,228,864
North Dakota — 0.5%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	400	394,932
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/35	480	511,402

		906,334
Ohio — 1.1%
City of Dayton Ohio Airport Revenue, Refunding RB, AMT, 4.00%, 12/01/32 (e)	2,000	1,954,040
Oklahoma — 1.6%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,140	1,168,420
Stillwater Utilities Authority, RB, Series A, 4.00%, 10/01/42	1,600	1,646,864

		2,815,284
Oregon — 1.7%
Central Oregon Community College District, GO, 4.00%, 6/01/40	450	465,188
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A:
5.00%, 6/15/37	745	864,431
4.00%, 6/15/38	265	277,466
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	750	874,942
Oregon State Facilities Authority, Refunding RB, Linfield College Project, Series A, 5.25%, 10/01/40	500	533,460

		3,015,487
Pennsylvania — 3.6%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	1,695	1,896,230
Delaware River Port Authority, RB:
4.50%, 1/01/32	1,500	1,648,665
Series D (AGM), 5.00%, 1/01/40	2,600	2,794,844

		6,339,739

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Rhode Island — 1.7%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	$1,000	$1,154,490
Rhode Island Health & Educational Building Corp., Refunding RB, Brown University, 4.50%, 9/01/32	800	894,088
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	900	988,947

		3,037,525
Tennessee — 1.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	1,950	2,154,770
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	302,189
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	800	851,824

		3,308,783
Texas — 18.0%
City of Denton, GO, 4.00%, 2/15/44	500	511,075
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (f):
7.13%, 12/01/18	500	628,930
7.25%, 12/01/18	1,750	2,210,355
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (b)	11,690	2,602,778
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,726,725
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (b):
0.00%, 9/15/36	4,820	1,773,471
0.00%, 9/15/38	10,760	3,557,579
Leander Independent School District, GO, Refunding Series D, 0.00%, 8/15/35 (b)	4,000	1,570,120
Lockhart Independent School District, GO, 4.00%, 8/01/44	665	679,949
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	760	876,888
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,406,280
Texas State Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/35 (b)	45,000	12,807,450

		31,351,600
Vermont — 1.7%
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	1,590	1,669,738
Vermont Student Assistance Corp., RB, Series A:
4.13%, 6/15/30	1,000	1,010,390
4.13%, 6/15/31	250	250,568

		2,930,696
Virginia — 1.3%
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	100	101,120
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	880	992,323
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Winchester EDA, Refunding RB, Valley Health System Obligation, Series A, 5.00%, 1/01/44 (e)	$1,000	$1,103,480

		2,196,923
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,611,050
West Virginia — 1.2%
City of Wheeling West Virginia Waterworks & Sewerage System, RB, 5.00%, 6/01/38	1,000	1,103,500
West Virginia Hospital Finance Authority, Refunding RB, 5.00%, 1/01/44 (e)	900	987,165

		2,090,665
Wyoming — 0.5%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	800	912,368
Total Municipal Bonds — 137.0%		238,060,767

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Colorado — 2.3%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	3,939,450
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (k)	1,400	1,544,593
New York — 14.4%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32 (e)	3,990	4,207,335
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	450	518,561
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,000	6,676,335
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	405	465,334
Series A, 4.75%, 6/15/30	3,000	3,278,670
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	2,500	2,882,467
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,854,072
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,455,453
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,802,939

		25,141,166
Ohio — 2.0%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,314,268
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,201,380

		3,515,648

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	27

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$1,580	$1,762,522
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.6%		35,903,379
Total Long-Term Investments (Cost — $251,396,107) — 157.6%		273,964,146
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (l)(m)	3,426,637	$3,426,637
Total Short-Term Securities (Cost — $3,426,637) — 2.0%		3,426,637
Total Investments (Cost — $254,822,744) — 159.6%		277,390,783
Liabilities in Excess of Other Assets — (2.4)%		(4,192,544)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.2)%		(19,499,919)
VMTP Shares, at Liquidation Value — (46.0)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$173,798,320

Notes to Schedule of investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
JPMorgan Securities LLC	$4,207,335	$65,875
Stifel, Nicolaus & CO.	$2,295,057	$(14,283)
Wells Fargo Securities, LLC	$2,090,645	$23,539

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019 is $2,411,773.

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	1,669,953	1,756,684	3,426,637	$1,029

(m)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(138)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$17,357,813	$(29,303)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$273,964,146	—	$273,964,146
Short-Term Securities	$3,426,637	—	—	3,426,637

Total	$3,426,637	$273,964,146	—	$277,390,783

[1] See above Schedule of Investments for values in each state.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(29,303)	—	—	$(29,303)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$189,000	—	—	$189,000
Liabilities:
TOB trust certificates	—	$(19,494,759)	—	(19,494,759)
VMTP Shares	—	(79,900,000)	—	(79,900,000)

Total	$189,000	$(99,394,759)	—	$(99,205,759)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	29

Schedule of Investments August 31, 2014	Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,000	$1,171,830
6.00%, 6/01/39	1,000	1,166,230
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	370,064

		2,708,124
California — 15.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,443,361
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,348,211
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,591,016
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,025	1,230,923
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	1,105,980
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,324,472
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,683,539
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,145,780
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,300,421
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	505	588,451
Various Capital Projects, Series I, 5.50%, 11/01/30	1,000	1,214,420
Various Capital Projects, Series I, 5.50%, 11/01/31	1,500	1,801,485
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	380	452,363
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,355	2,717,435

		21,947,857
Colorado — 3.8%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,702,595
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,630,684

		5,333,279
Florida — 8.0%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	5,158,274
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	205	235,816
County of Miami-Dade Florida Seaport Department, RB, Series A, 6.00%, 10/01/38	4,215	4,932,477
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	745	851,609

		11,178,176
Georgia — 2.1%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	2,500	2,987,250
Municipal Bonds	Par (000)	Value
Illinois — 25.6%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	$825	$940,731
Series C, 6.50%, 1/01/41	3,740	4,514,217
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 1/01/30	1,000	1,098,800
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien, Series A (AMBAC), 5.00%, 11/01/36	1,000	1,056,600
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,469,689
Sales Tax Receipts, 5.25%, 12/01/36	3,185	3,522,037
Sales Tax Receipts, 5.25%, 12/01/40	3,000	3,305,400
Sales Tax Receipts, 5.00%, 12/01/44	2,500	2,768,375
Sales Tax Receipts, 5.00%, 12/01/44	765	843,007
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,221,250
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,480	1,569,377
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,423,850
5.25%, 12/01/43	3,000	3,304,590
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	2,167,599
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	1,074,430
6.00%, 6/01/28	260	305,971
State of Illinois, GO:
5.25%, 2/01/31	610	661,868
5.25%, 2/01/32	1,000	1,080,980
5.50%, 7/01/33	1,000	1,088,170
5.50%, 7/01/38	270	292,154

		35,709,095
Indiana — 1.9%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,694,222
Louisiana — 1.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	432,641
Series A-2, 6.00%, 1/01/23	150	173,056
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	790	867,207

		1,472,904
Michigan — 5.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	580	690,084
Series C-1, 7.00%, 7/01/27	2,495	2,936,340
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,851,827
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,205	1,557,053

		7,035,304
Minnesota — 3.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,680	4,348,141

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 2.2%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$1,500	$1,983,750
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,153,800

		3,137,550
Nevada — 5.9%
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	5,410	5,974,804
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,299,340

		8,274,144
New Jersey — 5.2%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,300	1,415,349
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,656,671
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	1,620	1,826,728
Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,297,800

		7,196,548
New York — 4.1%
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,865,563
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	1,565	1,750,812
Series A-1, 5.25%, 11/15/39	1,000	1,133,360

		5,749,735
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,000	1,151,690
5.25%, 2/15/31	470	538,296

		1,689,986
Pennsylvania — 3.0%
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/44	460	516,051
Series C, 5.00%, 12/01/43	1,720	1,909,458
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,691,580

		4,117,089
South Carolina — 1.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,525	1,786,980
Texas — 14.3%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,000	2,249,180
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	980	1,134,095
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	3,365	3,991,226
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,600	3,100,890
6.00%, 11/15/36	2,215	2,630,667
5.38%, 11/15/38	1,000	1,136,790
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	$205	$255,051
6.50%, 7/01/37	795	900,107
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,000	1,150,620
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,139,750
Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,718,490
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	440	507,672

		19,914,538
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	370	413,753
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,234,670

		1,648,423
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,159,419
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	795	928,234

		2,087,653
Total Municipal Bonds — 108.1%		151,016,998

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.1%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,565,835
California — 8.8%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	12,272,495
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	760	887,121
Illinois — 2.4%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,333,800
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	1,026,491
Nevada — 5.0%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,329,220
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,100	4,692,204

		7,021,424
New Jersey — 6.4%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (a)	329	400,419
6.00%, 12/15/34	671	781,426
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (c)	6,020	6,677,625

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	31

Schedule of Investments (continued)	Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (c)	$1,000	$1,103,281

		8,962,751
New York — 11.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,993	5,687,207
Series FF, 5.00%, 6/15/45	3,019	3,334,147
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	900	1,011,946
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,000	1,152,987
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,366,779
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	1,740	2,015,111

		16,568,177
Texas — 5.4%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,456	4,915,934
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	2,310	2,666,133

		7,582,067
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,004	$1,080,970
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.2%		60,301,131
Total Long-Term Investments (Cost — $191,256,397) — 151.3%		211,318,129

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	1,321,380	1,321,380
Total Short-Term Securities (Cost — $1,321,380) — 0.9%		1,321,380
Total Investments (Cost — $192,577,777) — 152.2%		212,639,509
Other Assets Less Liabilities — 1.2%		1,635,165
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.2)%		(32,351,920)
VMTP Shares, at Liquidation Value — (30.2)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$139,722,754

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2020 is $7,491,042.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	452,174	869,206	1,321,380	$601

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(87)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$10,942,969	$(18,473)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	Municipal Income Investment Quality Trust (BAF)

used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$211,318,129	—	$211,318,129
Short-Term Securities	$1,321,380	—	—	1,321,380

Total	$1,321,380	$211,318,129	—	$212,639,509

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(18,473)	—	—	$(18,473)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$119,000	—	—	$119,000
Liabilities:
TOB trust certificates	—	$(32,344,766)	—	(32,344,766)
VMTP Shares	—	(42,200,000)	—	(42,200,000)

Total	$119,000	$(74,544,766)	—	$(74,425,766)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	33

Schedule of Investments August 31, 2014	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.7%
City of Birmingham Alabama Airport Authority, ARB (AGM), 5.50%, 7/01/40	$5,800	$6,378,550
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,743,514
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,800	2,754,920
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	3,800	4,423,124

		15,300,108
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,209,731
Arizona — 1.5%
City of Phoenix Civic Improvement Corp., RB, Civil Plaza Expansion Project, Sub-Series A, 5.00%, 7/01/37	4,490	4,626,182
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,250	1,386,600
5.25%, 10/01/28	250	278,982

		6,291,764
California — 14.3%
California Health Facilities Financing Authority, RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	625	728,181
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	13,189,792
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,777,286
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM):
5.00%, 8/01/31	7,450	8,296,171
0.00%, 8/01/36 (c)	4,200	1,333,206
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,711,850
Monterey Peninsula Community College District, GO, CAB, Series C (AGM) (c):
0.00%, 8/01/31	13,575	5,956,981
0.00%, 8/01/32	14,150	5,885,126
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	1,580	998,829
San Diego California Unified School District, GO, CAB, Election of 2008 (c):
Series C, 0.00%, 7/01/38	2,000	693,940
Series G, 0.00%, 7/01/34	725	280,785
Series G, 0.00%, 7/01/35	775	281,643
Series G, 0.00%, 7/01/36	1,155	394,225
Series G, 0.00%, 7/01/37	770	247,162
San Diego California Unified School District, GO, Refunding, CAB, Election of 2008, Series R-1, 0.00%, 7/01/31 (c)	1,400	712,698
San Jose California Unified School District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (a)	2,350	2,454,575
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	1,100	1,224,663
State of California, GO, Various Purpose, 5.00%, 4/01/42	5,000	5,545,100
Municipal Bonds	Par (000)	Value
California (concluded)
State of California Public Works Board, LRB:
Various Capital Projects, Series I, 5.50%, 11/01/33	$1,415	$1,701,920
Various Judicial Council Projects, Series A, 5.00%, 3/01/38	780	869,068
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/37 (c)	10,000	3,613,800

		58,897,001
Colorado — 1.3%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	960	1,065,984
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	3,845	4,209,698

		5,275,682
District of Columbia — 2.3%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,500,475
Florida — 11.8%
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,559,348
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	6,750	7,613,460
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,475	3,778,819
County of Miami-Dade Florida, RB:
CAB, Special Obligation, Sub-Series A (NPFGC), 0.00%, 10/01/38 (c)	22,270	6,411,310
Transit System Sales Surtax (AGM), 5.00%, 7/01/35	1,300	1,437,059
County of Miami-Dade Florida Aviation, Refunding ARB:
Miami International Airport, Series A-1, 5.50%, 10/01/41	5,000	5,737,200
Series A, 5.50%, 10/01/36	5,000	5,722,750
County of Miami-Dade Florida Seaport Department, RB, Series A, 6.00%, 10/01/38	2,770	3,241,510
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	300	321,645
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae), 5.45%, 7/01/33	980	1,034,762
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	6,150	6,811,494
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,340	1,529,570
South Florida Water Management District, COP (AMBAC), 5.00%, 10/01/36	1,000	1,067,430
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,255,440

		48,521,797
Georgia — 2.5%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	7,500	8,961,750
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,352,113

		10,313,863
Hawaii — 1.4%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,630,500

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois — 17.5%
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/33	$3,000	$3,183,930
5.00%, 1/01/34	6,600	6,864,264
City of Chicago Illinois, Refunding RB:
Midway Airport, 2nd Lien, Series B, 5.00%, 1/01/36	2,000	2,195,340
Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,875	5,144,051
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	755	798,367
City of Chicago Illinois, O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	1,525	1,724,379
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 1/01/34	9,800	11,045,678
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C, 5.25%, 1/01/40	600	647,520
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	3,500	3,889,970
Sales Tax Receipts, 5.25%, 12/01/36	650	718,783
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.13%, 12/01/38	7,700	8,439,046
5.50%, 12/01/38	1,000	1,139,080
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	310	339,032
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	360	392,436
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	4,725	5,094,211
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 4.25%, 6/15/42	3,960	4,003,520
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	835,535
State of Illinois, GO:
5.25%, 2/01/33	2,435	2,620,401
5.50%, 7/01/33	880	957,590
5.25%, 2/01/34	5,910	6,341,016
5.50%, 7/01/38	1,475	1,596,024
5.00%, 2/01/39	2,500	2,593,100
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,020	1,129,660

		71,692,933
Indiana — 1.9%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,257,564
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	6,414,815

		7,672,379
Iowa — 2.2%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	3,000	3,462,480
Series A (AGC), 5.63%, 8/15/37	5,000	5,722,650

		9,185,130
Kentucky — 0.4%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,711,665
Municipal Bonds	Par (000)	Value
Louisiana — 2.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A, 5.00%, 2/01/43	$1,550	$1,717,090
State of Louisiana Gasoline & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/16 (a)	7,500	8,089,725

		9,806,815
Massachusetts — 1.0%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A:
(AGM), 5.00%, 8/15/15 (a)	1,675	1,753,122
(AGM), 5.00%, 8/15/30	595	619,335
Senior, 5.00%, 5/15/43	1,395	1,586,785

		3,959,242
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,366,360
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,100	1,294,876
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	9,050	9,840,155
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,246,740
Series I-A, 5.38%, 10/15/41	800	903,016
Series II-A, 5.38%, 10/15/36	1,500	1,688,085
Western Michigan University, Refunding RB, General (AGM), 5.00%, 11/15/39	430	474,686

		19,813,918
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	6,345	6,956,595
Nevada — 1.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	3,000	3,334,530
(AGM), 5.25%, 7/01/39	4,100	4,583,185

		7,917,715
New Jersey — 5.4%
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/36	5,070	5,509,113
CAB, Transportation System, Series A, 0.00%, 12/15/38 (c)	5,845	1,781,848
Transportation Program, Series AA, 5.25%, 6/15/33	1,660	1,878,190
Transportation Program, Series AA, 5.50%, 6/15/39	3,785	4,268,004
Transportation System, Series A, 5.50%, 6/15/41	3,000	3,375,300
Transportation System, Series B, 5.25%, 6/15/36	5,000	5,515,250

		22,327,705
New York — 5.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,238,678

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	35

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B:
5.00%, 11/01/30	$12,500	$14,555,375
5.00%, 11/01/32	1,650	1,908,241
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	770	887,872
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,516,034

		21,106,200
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	741,748
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	780	890,245
5.25%, 2/15/33	1,095	1,247,172

		2,879,165
Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	695	783,508
Series C, 5.50%, 12/01/33	630	738,089
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	625	735,475

		2,257,072
South Carolina — 4.1%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	260	302,710
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,463,750
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,960	7,862,016
Series E, 5.50%, 12/01/53	610	686,836
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,360	2,619,954

		16,935,266
Tennessee — 0.3%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	940	1,078,143
Texas — 18.8%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	615	688,917
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,633,650
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 8/15/30 (c)	10,030	5,902,153
County of Harris Texas, GO, Refunding (NPFGC) (c):
0.00%, 8/15/25	7,485	5,610,457
0.00%, 8/15/28	10,915	7,252,144
County of Harris Texas Houston Sports Authority, Refunding RB (c):
3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/38	16,890	4,022,522
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/38	5,785	1,400,086
CAB, Junior Lien, Series H (NPFGC), 0.00%, 11/15/39	6,160	1,388,834
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	$2,340	$860,980
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,258,852
Leander Independent School District, GO, Refunding, Series D, 0.00%, 8/15/38 (c)	3,775	1,254,697
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,275,854
New Hope Cultural Education Facilities Corp., HRB, Collegiate Housing College Station, Texas A&M University Project, Series A (AGM), 5.00%, 4/01/46	135	146,212
North Texas Tollway Authority, RB:
CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	1,975	616,713
Convertible CAB, Series C, 0.00%, 9/01/45 (b)	2,500	2,343,725
Special Projects System, Series A, 6.00%, 9/01/41	1,000	1,224,360
North Texas Tollway Authority, Refunding RB, 1st Tier System, Series A:
6.00%, 1/01/28	625	734,644
(NPFGC), 5.75%, 1/01/40	23,050	25,819,688
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	2,105	2,264,538
5.00%, 12/15/32	3,600	3,846,528
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	4,160	4,506,029

		77,051,583
Washington — 2.4%
County of King Washington Sewer, Refunding RB (AGM), 5.00%, 1/01/16 (a)	2,200	2,338,358
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	2,000	2,150,700
MultiCare Health System, Series C (AGC), 5.50%, 8/15/43	4,000	4,380,200
Providence Health & Services, Series A, 5.25%, 10/01/39	675	737,336

		9,606,594
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,500	1,636,860
Total Municipal Bonds — 110.7%		454,535,901

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,471,314
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,643,580

		3,114,894

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 7.7%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (e)	$3,379	$3,765,677
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,741,680
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,870	5,411,544
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/15 (a)	7,500	7,835,175
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	5,000	5,529,900
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	449	519,690

		31,803,666
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	1,080	1,275,631
Florida — 9.9%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (e)	3,000	3,282,630
5.00%, 10/01/37	5,000	5,471,050
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	1,800	1,938,042
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,950	2,155,959
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	10,101	11,313,174
County of Orange Florida School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	6,096	6,818,792
(NPFGC), 5.00%, 8/01/30	6,000	6,378,120
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	2,999	3,308,295

		40,666,062
Illinois — 8.3%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	8,310	8,856,133
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,400	2,769,408
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	7,020	7,568,683
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	1,400	1,571,443
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	4,499	5,000,699
Series A, 5.00%, 1/01/38	7,714	8,551,105

		34,317,471
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (e)	4,197	4,888,405
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,024	2,390,267

		7,278,672
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	2,000	2,206,562
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York — 8.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	$6,240	$6,943,388
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,845	2,140,772
County of Erie New York Industrial Development Agency, RB, City of Buffalo School District Project, Series A (AGM), 5.75%, 5/01/28	4,494	5,004,726
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,543,053
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	5,720	6,425,219
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	4,500	5,167,485

		33,224,643
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	620	699,273
South Carolina — 0.2%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (e)	600	682,824
Texas — 1.7%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,748,450
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	793,604
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	1,500	1,643,100

		7,185,154
Utah — 1.4%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,564,900
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	448,538
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,851,765
Wisconsin — 1.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	3,520	3,863,059
Series C, 5.25%, 4/01/39	2,500	2,694,900

		6,557,959
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.5%		178,878,014
Total Long-Term Investments (Cost — $578,934,829) — 154.2%		633,413,915

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	37

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	4,098,719	$4,098,719
Total Short-Term Securities (Cost — $4,098,719) — 1.0%		4,098,719
Total Investments (Cost — $583,033,548) — 155.2%		637,512,634
Other Assets Less Liabilities — 1.0%		4,303,770
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.8)%		(93,840,591)
VMTP Shares, at Liquidation Value — (33.4)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$410,775,813

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $14,474,164.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	5,187,077	(1,088,358)	4,098,719	$2,004

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(363)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$45,658,594	$(77,079)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$633,413,915	—	$633,413,915
Short-Term Securities	$4,098,719	—	—	4,098,719

Total	$4,098,719	$633,413,915	—	$637,512,634

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(77,079)	—	—	$(77,079)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$496,000	—	—	$496,000
Liabilities:
TOB trust certificates	—	$(93,815,779)	—	(93,815,779)
VMTP Shares	—	(137,200,000)	—	(137,200,000)

Total	$496,000	$(231,015,779)	—	$(230,519,779)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	39

Schedule of Investments August 31, 2014	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,620	$1,634,758
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	540	575,991
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,320	1,428,412
Sub-Lien, Series D, 7.00%, 10/01/51	3,220	3,810,741

		7,449,902
Arizona — 2.1%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	6,407,051
5.00%, 12/01/37	1,000	1,138,910

		7,545,961
California — 12.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	2,480	3,001,892
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	3,500	4,213,160
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,365	1,529,360
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	620	633,026
California Municipal Finance Authority Mobile Home Park, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	160	173,965
5.25%, 8/15/49	395	427,291
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,340	1,371,222
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	1,120	1,173,917
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	1,655	1,731,875
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	860	982,782
Senior, 5.00%, 5/15/40	6,500	7,345,650
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	439,269
County of Stanislaus California Tobacco Securitization Agency, RB, CAB, Sub-Series C, 0.00%, 6/01/55 (c)	9,710	127,686
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	1,170	1,334,256
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/33	3,000	1,346,190
0.00%, 8/01/43	2,500	686,300
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,760	2,132,434
6.50%, 4/01/33	10,645	13,007,125
State of California Public Works Board, LRB, Various Capital Project:
Series I, 5.00%, 11/01/38	825	925,460
Sub-Series I-1, 6.38%, 11/01/34	1,280	1,553,101

		44,135,961
Colorado — 1.7%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	2,330	2,668,409
Municipal Bonds	Par (000)	Value
Colorado (concluded)
Colorado Health Facilities Authority, Refunding RB (concluded):
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	$1,850	$1,955,764
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	1,375	1,397,083

		6,021,256
Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,005	1,102,776
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,381,546
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,551,678

		5,933,224
District of Columbia — 5.2%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	820	935,800
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	3,250	3,641,138
6.75%, 5/15/40	11,500	11,500,575
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	590,524
5.25%, 10/01/44	2,000	2,172,480

		18,840,517
Florida — 6.6%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	1,445	1,561,843
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,769,262
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	1,000	1,000,850
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.25%, 10/01/38	2,855	3,163,340
Series A-1, 5.38%, 10/01/41	1,255	1,413,118
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	5,000	5,599,850
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	680	744,484
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/14 (a)	3,085	3,123,871
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	3,300	4,012,998
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	1,895	1,413,784

		23,803,400
Georgia — 0.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	1,041,279
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,480	1,659,613
Illinois — 20.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,000	5,701,400
Series C, 6.50%, 1/01/41	6,430	7,761,074

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/33	$1,510	$1,562,382
5.00%, 1/01/34	3,050	3,150,009
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,940	5,266,238
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	895	973,205
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,485	3,592,791
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,267,070
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,130	3,328,223
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	962,523
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,162,629
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,979,582
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	436,113
Illinois Sports Facilities Authority, RB (AMBAC):
5.50%, 6/15/15 (a)	3,055	3,213,982
5.50%, 6/15/30	7,445	7,759,998
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	2,520	2,793,143
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	6,725	7,078,062
Series B-2, 5.00%, 6/15/50	2,725	2,867,408
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	520	610,605
6.00%, 6/01/28	1,255	1,476,897
State of Illinois, GO:
5.00%, 2/01/39	1,640	1,701,074
Series A, 5.00%, 4/01/35	2,500	2,615,325
Series A, 5.00%, 4/01/38	3,885	4,024,782
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	769,118
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	860	952,459
5.00%, 4/01/44	1,050	1,158,423

		74,164,515
Indiana — 5.3%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	675	696,742
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	845	954,867
7.00%, 1/01/44	3,535	4,002,080
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	4,012,772
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	485	510,448
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,610	1,689,631
Sisters of St. Francis Health Services, 5.25%, 11/01/39	915	986,516
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	3,345	3,357,811
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,375,356
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	$1,380	$1,535,485

		19,121,708
Iowa — 2.7%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	1,255	1,289,149
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,040	1,104,490
5.50%, 12/01/22	2,550	2,686,909
5.25%, 12/01/25	500	539,885
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,670	1,779,853
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	3,095	2,590,453

		9,990,739
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,060	1,171,311
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	1,280	857,062

		2,028,373
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	4,205,859
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,100	1,209,043
5.25%, 5/15/31	935	1,009,136
5.25%, 5/15/32	1,195	1,278,877
5.25%, 5/15/33	1,300	1,385,072
5.25%, 5/15/35	545	583,602

		9,671,589
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	509,129
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,240	1,364,211
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	2,400	2,659,896

		4,533,236
Massachusetts — 1.6%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	1,530	1,559,850
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	955	1,076,629
Massachusetts Water Resources Authority, Refunding RB, Series A, 5.00%, 8/01/41	3,145	3,360,150

		5,996,629
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,705	1,778,997
5.25%, 7/01/39	4,825	5,110,544

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	41

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	$1,500	$1,619,325
Michigan Finance Authority, RB, Series C-1, 5.00%, 7/01/44	940	967,570
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,349,002

		11,825,438
Missouri — 2.1%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	6,000	6,008,400
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	306,292
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	1,135	1,205,279
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	265	290,210

		7,810,181
Multi-State — 3.8%
Centerline Equity Issuer Trust (b)(g):
Series A-4-1, 5.75%, 5/15/15	1,000	1,030,990
Series A-4-2, 6.00%, 5/15/19	3,500	4,061,925
Series B-3-1, 6.00%, 5/15/15	5,000	5,155,600
Series B-3-2, 6.30%, 5/15/19	3,000	3,516,990

		13,765,505
Nebraska — 1.6%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	895	981,269
5.00%, 9/01/42	1,570	1,678,864
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	1,245	1,368,939
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,777,049

		5,806,121
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,600,402
New Jersey — 5.8%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	2,130	2,251,495
5.25%, 9/15/29	2,130	2,221,846
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	8,860,267
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,405	1,558,482
5.00%, 1/01/43	2,160	2,388,139
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	2,690	2,967,205
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	570	645,753

		20,893,187
Municipal Bonds	Par (000)	Value
New York — 7.6%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	$985	$147,849
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (h)	6,700	7,393,986
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,680	2,973,969
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	901	992,479
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	2,555	2,920,288
5.25%, 11/15/39	910	1,041,713
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower, 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	1,335	1,504,865
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	3,625	3,706,309
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,930	2,231,428
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,145	1,170,224
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/42	1,635	1,889,570
Special Project, 6.00%, 12/01/36	1,410	1,638,209

		27,610,889
North Carolina — 4.2%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	6,500	6,509,230
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	4,465	4,677,043
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,718,965
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Aldersgate, 6.25%, 7/01/35	1,530	1,614,823
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	625	700,312

		15,220,373
Ohio — 2.1%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,405	3,714,855
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	710	765,991
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	3,025	3,174,949

		7,655,795
Pennsylvania — 2.1%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,500	2,608,200
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,320	1,377,209

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	$2,065	$2,294,277
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,335,001

		7,614,687
South Carolina — 2.4%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	3,928,436
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	4,170	4,710,432

		8,638,868
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,470	1,624,365
Texas — 14.5%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	2,400	222,000
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,350	2,697,142
Sub-Lien, 5.00%, 1/01/33	390	410,475
Sub-Lien, 5.00%, 1/01/42	345	358,200
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,650	1,891,131
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,900,204
United Airlines, Inc. Terminal E Project, AMT, 4.75%, 7/01/24	575	602,370
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	460	470,161
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,906,784
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	485	544,461
County of Harris Texas-Houston Sports Authority, Refunding RB, 3rd Lien, Series A-3 (NPFGC), 0.00%, 11/15/36 (c)	25,375	6,877,386
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	7,605	2,647,453
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	5,305,892
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	6,790	7,184,974
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	4,242,060
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,609,420
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,250	2,658,825

		52,528,938
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,085	940,554
3.25%, 10/15/42	1,660	1,398,384

		2,338,938
Municipal Bonds	Par (000)	Value
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	$1,755	$1,898,945
6.00%, 1/01/37	3,180	3,585,895

		5,484,840
Washington — 2.3%
City of Bellingham Washington Water & Sewer, RB, 5.00%, 8/01/36	5,050	5,630,195
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,445	2,799,794

		8,429,989
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	993,028
Wyoming — 1.5%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	3,355	3,826,243
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.50%, 1/01/33	800	890,528
5.50%, 1/01/38	750	834,870

		5,551,641
Total Municipal Bonds — 123.8%		449,433,863

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,657,480
California — 5.5%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	2,850	3,228,965
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	10,335	11,804,017
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,530	2,798,129
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,840	2,130,731

		19,961,842
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	4,230	4,442,938
Series C-7, 5.00%, 9/01/36	2,710	2,846,909

		7,289,847
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,179	5,652,794
Series X-3, 4.85%, 7/01/37	5,143	5,592,638

		11,245,432

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	43

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Georgia — 1.4%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	$4,638	$5,177,987
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,461	2,799,311
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	2,219	2,535,847
New York — 9.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	1,710	1,964,744
Series HH, 5.00%, 6/15/31 (j)	9,149	10,416,314
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	1,750	2,017,727
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	13,296,215
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	7,040	8,153,094

		35,848,094
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,660	2,967,283
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	4,186,302
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,346	3,803,705

		10,957,290
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$3,957	$4,259,346
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,909	6,570,785
Washington — 3.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,339,298
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	8,113	9,238,197

		12,577,495
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.6%		121,880,756
Total Long-Term Investments (Cost — $527,774,215) — 157.4%		571,314,619

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	7,457,326	7,457,326
Total Short-Term Securities (Cost — $7,457,326) — 2.0%		7,457,326
Total Investments (Cost — $535,231,541) — 159.4%		578,771,945
Other Assets Less Liabilities — 1.2%		4,272,684
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.9)%		(68,706,138)
VMTP Shares, at Liquidation Value — (41.7)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$363,038,491

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $14,504,167.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	3,183,216	4,274,110	7,457,326	$2,104

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

(l)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(270)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$33,960,938	$(42,566)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$571,314,619	—	$571,314,619
Short-Term Securities	$7,457,326	—	—	7,457,326

Total	$7,457,326	$571,314,619	—	$578,771,945

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(42,566)	—	—	$(42,566)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$369,000	—	—	$369,000
Liabilities:
TOB trust certificates	—	$(68,691,599)	—	(68,691,599)
VMTP Shares	—	(151,300,000)	—	(151,300,000)

Total	$369,000	$(219,991,599)	—	$(219,622,599)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	45

Schedule of Investments August 31, 2014	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.5%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$4,980	$5,835,713
6.00%, 6/01/39	10,995	12,822,699
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	1,927,649

		20,586,061
California — 22.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	10,113,585
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	6,464,191
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	3,330	3,908,621
5.25%, 5/01/33	2,600	2,933,528
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,749,022
5.75%, 12/01/36	3,285	3,685,409
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	5,050,616
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	5,600	6,364,064
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	4,365	5,241,928
Los Angeles California Unified School District, GO, Election of 2002, Series D, 5.25%, 7/01/25	3,485	4,142,376
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	11,059,800
Election of 2008, Series C, 5.25%, 8/01/39	3,375	3,899,306
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,636,050
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,419,610
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,709,156
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	5,421,312
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	17,391,000
State of California Public Works Board, LRB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	2,240	2,610,160
Various Capital Projects, Series I, 5.50%, 11/01/30	4,500	5,464,890
Various Capital Projects, Series I, 5.50%, 11/01/31	2,615	3,140,589
Various Capital Projects, Series I, 5.50%, 11/01/33	2,000	2,405,540
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	1,685	2,005,875
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	12,250	14,135,275

		131,951,903
Municipal Bonds	Par (000)	Value
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	$2,700	$3,140,397
5.50%, 11/15/30	1,040	1,196,322
5.50%, 11/15/31	1,250	1,428,400
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,780,215

		12,545,334
Florida — 8.7%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	1,250	1,437,900
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	5,360	6,107,613
5.25%, 10/01/30	3,255	3,627,990
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	7,100	7,844,506
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae), 5.90%, 9/01/40	450	458,955
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	5,870	6,857,745
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, Series A:
Miami International Airport (AGM), 5.50%, 10/01/41	3,500	3,951,045
5.00%, 10/01/31	5,465	5,985,596
County of Miami-Dade Florida Seaport Department, RB:
Series A, 5.38%, 10/01/33	3,145	3,549,636
Series B, AMT, 6.25%, 10/01/38	1,405	1,675,758
Series B, AMT, 6.00%, 10/01/42	1,885	2,197,985
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 2, AMT (NPFGC), 5.90%, 7/01/29	3,705	3,730,750
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	3,225	3,686,497

		51,111,976
Hawaii — 0.8%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	1,350	1,601,019
5.25%, 8/01/26	2,500	2,943,300

		4,544,319
Illinois — 28.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	7,395	8,432,371
Series C, 6.50%, 1/01/41	16,800	20,277,768
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/29	3,635	3,912,569
5.25%, 1/01/33	2,640	2,801,858
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax, 5.25%, 1/01/38	2,445	2,658,644
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	5,305	5,605,263
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 1/01/30	6,500	7,357,480
5.50%, 1/01/32	6,275	7,030,949

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT (concluded):
5.00%, 1/01/33	$4,355	$4,712,546
5.00%, 1/01/41	8,020	8,542,904
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	7,139,297
Sales Tax Receipts, 5.25%, 12/01/36	1,960	2,167,407
Sales Tax Receipts, 5.25%, 12/01/40	10,960	12,075,728
Sales Tax Receipts, 5.00%, 12/01/44	2,500	2,768,375
Sales Tax Receipts, 5.00%, 12/01/44	5,675	6,253,680
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	7,735	8,305,456
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	2,895	3,297,637
5.25%, 12/01/43	3,305	3,640,557
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,599,680
University of Chicago, Series B, 5.50%, 7/01/18 (a)	10,000	11,798,200
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	5,125,558
6.00%, 6/01/28	1,245	1,465,128
State of Illinois, GO:
5.25%, 2/01/31	2,700	2,929,581
5.25%, 2/01/32	5,525	5,972,414
5.50%, 7/01/33	7,820	8,509,489
5.50%, 7/01/38	1,295	1,401,255
5.00%, 2/01/39	5,000	5,186,200

		163,967,994
Indiana — 3.5%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	1,240	1,308,795
Indiana Municipal Power Agency, Refunding RB, Series A:
5.25%, 1/01/32	1,500	1,713,945
5.25%, 1/01/33	1,500	1,710,255
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	15,735,820

		20,468,815
Louisiana — 0.9%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	576,855
Series A-2, 6.00%, 1/01/23	720	830,671
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	3,735	4,100,022

		5,507,548
Massachusetts — 0.8%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT:
5.00%, 1/01/26	2,070	2,301,219
5.00%, 1/01/27	2,000	2,219,780

		4,520,999
Michigan — 6.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	2,780	3,307,644
Series C-1, 7.00%, 7/01/27	9,055	10,656,739
Municipal Bonds	Par (000)	Value
Michigan (concluded)
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	$6,320	$6,884,439
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,580,049
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	5,780	7,468,685

		34,897,556
Minnesota — 2.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,697,444
Mississippi — 3.3%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project, (AGM):
6.75%, 12/01/31	3,775	5,015,842
6.75%, 12/01/33	2,350	3,113,398
6.88%, 12/01/40	6,405	8,470,612
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	2,300	2,653,740

		19,253,592
Nevada — 5.4%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	11,175	12,491,974
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	11,245	12,418,978
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	5,850	6,725,569

		31,636,521
New Jersey — 7.4%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	7,000	7,584,570
Private Activity Bond, The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	2,425	2,662,868
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	4,280	5,213,682
School Facilities Construction (AGC), 6.00%, 12/15/34	70	81,483
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	6,500	7,076,745
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	4,475	5,096,533
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	5,410	6,086,791
Series AA, 5.50%, 6/15/39	8,175	9,218,212

		43,020,884
New York — 7.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	8,511,675
Fiscal 2011, Series EE, 5.38%, 6/15/43	3,475	4,069,816
Series FF-2, 5.50%, 6/15/40	4,000	4,596,520

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	47

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	$4,000	$4,650,000
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/38	4,000	4,474,920
Series A-1, 5.25%, 11/15/39	4,490	5,088,786
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	10,000	11,446,700

		42,838,417
Ohio — 2.0%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	2,645	3,046,220
5.25%, 2/15/31	5,145	5,892,620
5.25%, 2/15/32	2,250	2,568,015

		11,506,855
Pennsylvania — 1.9%
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/44	2,030	2,277,355
Sub-Series A, 6.00%, 12/01/41	4,945	5,382,089
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	3,000	3,383,160

		11,042,604
South Carolina — 4.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	6,735	7,892,006
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 7/01/25	4,490	5,231,254
5.50%, 7/01/38	3,000	3,355,800
6.00%, 7/01/38	5,270	6,081,896
5.50%, 7/01/41	4,170	4,661,268

		27,222,224
Texas — 15.9%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	4,190	4,848,836
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	12,700	15,146,655
6.00%, 11/15/36	9,435	11,205,572
5.38%, 11/15/38	5,000	5,683,950
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	320	398,128
6.50%, 7/01/37	1,450	1,641,704
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	9,110	10,288,196
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	5,580	5,900,962
Series H, 5.00%, 11/01/37	4,575	4,884,041
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	3,735	4,297,566
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	5,555	6,331,311
Series K-1 (AGC), 5.75%, 1/01/38	12,150	13,919,769
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	7,170	8,272,746

		92,819,436
Municipal Bonds	Par (000)	Value
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	$1,750	$1,956,938
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	4,300	5,309,081

		7,266,019
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,750,788
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	3,290	3,841,371

		8,592,159
Total Municipal Bonds — 129.5%		756,998,660

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	6,500	6,785,285
California — 1.9%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,697,972
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	2,400	2,718,624

		11,416,596
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (c)	3,379	3,945,352
Florida — 2.3%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	11,950,723
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	1,515	1,564,601

		13,515,324
Indiana — 1.8%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	9,850	10,438,636
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	461,921
Nevada — 2.6%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	9,316,880
Series B, 5.50%, 7/01/29	5,008	5,894,287

		15,211,167
New Jersey — 3.4%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,402	7,962,703
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	8,000	8,818,880
Series B, 5.25%, 6/15/36 (c)	2,961	3,265,711

		20,047,294

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York — 10.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	$4,994	$5,739,120
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	5,619	6,319,042
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	9,249	10,665,130
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	13,950	15,893,933
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	8,200	9,496,502
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	13,500	15,362,730

		63,476,457
Texas — 4.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	12,027	13,706,252
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	9,640	11,126,199

		24,832,451
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$6,371	$6,856,901
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.3%		176,987,384
Total Long-Term Investments (Cost — $840,184,293) — 159.8%		933,986,044

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	6,198,367	6,198,367
Total Short-Term Securities (Cost — $6,198,367) — 1.0%		6,198,367
Total Investments (Cost — $846,382,660) — 160.8%		940,184,411
Other Assets Less Liabilities — 1.5%		8,286,518
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.3)%		(89,181,120)
VRDP Shares, at Liquidation Value — (47.0)%		(274,600,000)

Net Assets Applicable to Common Shares — 100.0%		$584,689,809

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $22,520,646.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	27,631,574	(21,433,207)	6,198,367	$2,806

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(347)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$43,646,094	$(73,681)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	49

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$933,986,044	—	$933,986,044
Short-Term Securities	$6,198,367	—	—	6,198,367

Total	$6,198,367	$933,986,044	—	$940,184,411

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(73,681)	—	—	$(73,681)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$474,000	—	—	$474,000
Liabilities:
TOB trust certificates	—	$(89,156,878)	—	(89,156,878)
VRDP Shares	—	(274,600,000)	—	(274,600,000)

Total	$474,000	$(363,756,878)	—	$(363,282,878)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments August 31, 2014	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.7%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 5/01/34	$1,850	$2,071,741
5.38%, 12/01/35	1,000	1,104,670
County of Jefferson Alabama Sewer, Refunding RB, Senior Lien, Series A (AGM), 5.25%, 10/01/48	5,000	5,410,650
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	7,610	8,857,888

		17,444,949
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	924,800
Arizona — 3.2%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	2,128,820
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 7/01/33	2,245	2,459,622
6.88%, 7/01/44	3,440	3,797,038
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,600	3,403,224
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,548,721
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	5,694,550

		21,031,975
California — 7.1%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,825,450
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,741,056
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,206,741
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	780	796,388
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,200	1,371,324
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,585	11,513,119
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 8/01/46 (a)	10,000	2,391,400
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	4,285	4,886,571
State of California, GO, Various Purposes, 6.50%, 4/01/33	9,675	11,821,882

		46,553,931
Colorado — 1.0%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,884,525
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	3,011,280
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	427,504

		6,323,309
Municipal Bonds	Par (000)	Value
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$2,500	$2,785,375
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	445,577
5.25%, 10/01/44	650	706,056

		1,151,633
Florida — 7.1%
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,462,242
Series B-1, 5.63%, 7/01/38	5,000	5,705,250
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	3,750	4,146,075
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.00%, 10/01/40	10,000	10,313,900
Series A-1, 5.38%, 10/01/41	10,290	11,586,437
County of Miami-Dade Florida Expressway Authority, RB, Toll System, Series A (AGM), 5.00%, 7/01/35	8,900	9,569,903

		46,783,807
Georgia — 1.7%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 1/01/29	1,070	1,174,518
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	3,803,728
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,795,263
Municipal Electric Authority of Georgia, Refunding RB, Series W, 6.60%, 1/01/18	2,510	2,710,072

		11,483,581
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,630,500
Illinois — 13.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	605	607,753
City of Chicago Illinois, GO, Refunding, Series A, 5.00%, 1/01/36	15,000	15,519,600
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	4,640	4,896,082
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	1,965	2,077,870
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	1,740	1,853,448
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,333,280
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	1,330	1,455,339
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	5,000	5,606,600
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	11,307,290
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	575	575,874

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	51

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB (concluded):
Disposal Waste Management, Inc., Series A, AMT, 5.05%, 8/01/29	$1,000	$1,029,560
Memorial Health System, Series A, 5.25%, 7/01/44	1,785	1,931,691
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,000	10,571,220
OSF Healthcare System, 6.00%, 5/15/39	4,990	5,652,472
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	2,645	3,112,662
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	2,500	2,912,825
Series C (NPFGC), 7.75%, 6/01/20	4,000	4,826,720
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,014,800

		86,285,086
Indiana — 2.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	2,250	2,542,545
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	2,640	2,786,467
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	9,185,103

		14,514,115
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	4,500	4,858,965
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	1,500	1,326,975
Series C, 5.63%, 6/01/46	4,500	3,766,410

		9,952,350
Kentucky — 2.8%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 9/01/39	1,000	1,106,470
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 5/01/39	8,000	9,082,240
Lexington-Fayette Urban County Airport Board, Refunding GARB, Series A, 5.00%, 7/01/27	7,000	8,020,600

		18,209,310
Louisiana — 3.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	2,615	3,013,239
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40 (b)	2,210	2,352,368
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,420	3,691,172
5.25%, 5/15/32	4,375	4,682,081
5.25%, 5/15/33	4,750	5,060,840
5.25%, 5/15/35	1,500	1,606,245

		20,405,945
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,324,100
Municipal Bonds	Par (000)	Value
Maine (concluded)
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	$1,190	$1,208,933

		6,533,033
Maryland — 1.8%
Maryland Community Development Administration, HRB, Series H, AMT, 5.10%, 9/01/37	1,835	1,874,764
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,295,858
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 1/01/41	2,000	2,216,580
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,232,279
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,233,287

		11,852,768
Massachusetts — 4.4%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,308,742
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,865	2,920,696
S/F Housing, Series 130, 5.00%, 12/01/32	2,500	2,568,475
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	6,815,602
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (c)	11,640	13,226,183

		28,839,698
Michigan — 3.9%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,723,275
7.00%, 7/01/36	1,250	1,413,988
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	7,950	8,101,765
McLaren Health Care, 5.75%, 5/15/38	7,285	8,218,791
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (d)	4,100	5,297,856

		25,755,675
Mississippi — 4.8%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	11,006,748
Series B, 6.70%, 4/01/22	4,500	5,361,345
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	15,000	15,011,100

		31,379,193
Nebraska — 1.0%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	6,629,908
New Hampshire — 0.8%
New Hampshire Housing Finance Authority, Refunding RB, S/F Housing, Acquisition, Series H, AMT, 5.15%, 1/01/40	5,445	5,552,539

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 7.1%
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	$1,530	$1,652,568
Private Activity Bond, The Goethals Bridge Replacement Project, 5.13%, 1/01/34	1,050	1,139,712
Private Activity Bond, The Goethals Bridge Replacement Project, 5.38%, 1/01/43	10,000	10,835,100
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	10,945,900
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	670	697,979
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series A, 0.00%, 12/15/38 (a)	7,260	2,213,211
Series AA, 5.25%, 6/15/33	8,750	9,900,100
Series B, 5.50%, 6/15/31	8,000	9,258,000

		46,642,570
New York — 4.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,150	4,768,890
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/23	3,245	3,913,924
6.50%, 11/15/28	14,925	18,173,128
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,677,255

		30,533,197
North Carolina — 0.6%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	4,110,829
Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	1,125	961,909
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,875	3,136,625
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,690	1,823,273
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,328,602
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	9,230	10,411,994
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	5,470	6,251,553

		24,913,956
Pennsylvania — 2.7%
City of Philadelphia Pennsylvania IDA, RB:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	980	989,153
Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	1,315	1,327,282
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 6/15/29	5,000	5,917,550
County of Beaver Pennsylvania IDA, Refunding RB, FirstEnergy Nuclear Generation Project, Series B, 3.50%, 12/01/35 (b)	9,085	9,207,829
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	$195	$209,614

		17,651,428
Rhode Island — 0.4%
Tobacco Settlement Financing Corp., RB, Asset-Backed, Series A, 6.25%, 6/01/42	2,500	2,500,050
South Carolina — 0.2%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,023,230
Texas — 12.6%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (e)(f)	3,055	282,587
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,129,290
6.00%, 1/01/41	4,300	4,874,824
Series A, 5.00%, 1/01/43	6,925	7,376,164
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT:
4.75%, 7/01/24	3,330	3,488,508
5.00%, 7/01/29	2,665	2,723,870
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	850	960,355
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (d):
7.13%, 12/01/18	3,500	4,402,510
7.25%, 12/01/18	5,400	6,820,524
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	6,015,750
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 8/15/39	925	1,043,058
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,817,296
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,734,880
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,064,030
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 6.25%, 1/01/39	3,500	4,072,390
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	12,031,400
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,565,807
Texas State University System, Refunding RB (AGM), 5.00%, 3/15/30	5,660	5,988,620
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 4.00%, 8/15/38	9,375	9,419,344

		82,811,207
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	30	30,451
Virginia — 4.7%
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,537,061

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	53

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia (concluded)
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	$2,000	$2,072,340
5.13%, 10/01/42	6,015	6,206,036
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	8,000	9,201,520
Virginia HDA, Refunding RB, S/F Housing, Sub-Series A-3, AMT, 5.05%, 7/01/26	1,325	1,382,359
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
6.00%, 1/01/37	2,620	2,954,417
5.50%, 1/01/42	5,140	5,589,236

		30,942,969
Washington — 4.4%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	16,071,193
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,010	4,591,891
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	8,110,620

		28,773,704
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 9/01/32	2,500	2,696,750
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	6,100	6,575,556
Wyoming — 1.3%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	4,500	5,132,070
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	3,165	3,209,247

		8,341,317
Total Municipal Bonds — 108.6%		713,570,694

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 0.6%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,961,230
California — 3.5%
University of California, RB, General, Series O, 5.25%, 5/15/39	20,000	22,942,600
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	13,142,640
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	7,495	8,479,270
Florida — 2.5%
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	14,747	16,515,973
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Illinois — 3.0%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (d)	$10,000	$12,081,500
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	6,999	7,778,865

		19,860,365
Kentucky — 1.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/39	9,195	10,596,594
Maryland — 0.8%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	4,710	5,243,408
Nevada — 2.8%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	15,789	18,644,081
New York — 5.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/37	24,199	26,867,221
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	10,000	11,581,100

		38,448,321
North Carolina — 2.9%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	12,678	13,573,274
Wake Forest University, 5.00%, 1/01/38	5,000	5,607,000

		19,180,274
Ohio — 2.2%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,843,036
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	8,500	9,586,810

		14,429,846
Oregon — 2.1%
State of Oregon Housing & Community Services Department, HRB, M/F Housing, Series A, AMT, 4.95%, 7/01/30	13,000	13,638,673
South Carolina — 0.4%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	2,259	2,320,815
Texas — 7.8%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	9,496,900
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	11,386,991
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (c)	20,970	27,113,581
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	3,097	3,187,799

		51,185,271

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Virginia — 1.2%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$2,099	$2,354,827
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,422,135

		7,776,962
Washington — 4.2%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,529,600
5.00%, 11/01/36	6,000	6,579,310
(AGM), 5.00%, 11/01/32	14,007	15,440,122

		27,549,032
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.8%		293,915,355
Total Long-Term Investments (Cost — $908,011,663) — 153.4%		1,007,486,049
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	13,105,794	13,105,794
Total Short-Term Securities (Cost — $13,105,794) — 2.0%		13,105,794
Total Investments (Cost — $921,117,457) — 155.4%		1,020,591,843
Other Assets Less Liabilities — 3.8%		25,268,920
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.1)%		(145,138,726)
VMTP Shares, at Liquidation Value — (37.1)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$656,922,037

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Represent bonds transferred to a TOB. In exchange for which the Trust received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2019 is $5,295,486.

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2013	Net Activity	Shares Held at August 31, 2014	Income
FFI Institutional Tax-Exempt Fund	6,144,050	6,961,744	13,105,794	$3,388

(j)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of August 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(350)	10-Year U.S. Treasury Note	Chicago Board of Trade	December 2014	$44,023,438	$(74,318)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	55

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,007,486,049	—	$1,007,486,049
Short-Term Securities	$13,105,794	—	—	13,105,794

Total	$13,105,794	$1,007,486,049	—	$1,020,591,843

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(74,318)	—	—	$(74,318)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of August 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$478,000	—	—	$478,000
Liabilities:
TOB trust certificates	—	$(145,110,611)	—	(145,110,611)
VMTP Shares	—	(243,800,000)	—	(243,800,000)

Total	$478,000	$(388,910,611)	—	$(388,432,611)

There were no transfers between levels during the year ended August 31, 2014.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2014

Statements of Assets and Liabilities

August 31, 2014	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Assets
Investments at value — unaffiliated[1]	$86,815,823	$273,964,146	$211,318,129	$633,413,915
Investments at value — affiliated[2]	698,423	3,426,637	1,321,380	4,098,719
Cash pledged for financial futures contracts	83,000	189,000	119,000	496,000
Interest receivable	932,731	2,859,952	2,263,116	6,088,518
Investments sold receivable	—	798,251	—	167,460
Variation margin receivable on financial futures contracts	2,250	8,625	5,438	22,688
Deferred offering costs	125,341	17,876	14,502	24,413
TOB trust receivable	—	1,995,000	—	—
Prepaid expenses	53,679	21,674	21,335	24,053

Total assets	88,711,247	283,281,161	215,062,900	644,335,766

Accrued Liabilities
Investments purchased payable	—	8,965,521	—	165,853
Income dividends payable — Common Shares	253,740	861,890	599,335	1,888,049
Investment advisory fees payable	42,516	148,705	99,212	297,711
Officer’s and Trustees’ fees payable	8,601	30,274	22,642	70,079
Interest expense and fees payable	2,809	5,160	7,154	24,812
Other accrued expenses payable	40,348	76,532	67,037	97,670

Total accrued liabilities	348,014	10,088,082	795,380	2,544,174

Other Liabilities
TOB trust certificates	16,235,837	19,494,759	32,344,766	93,815,779
VRDP Shares, at liquidation value of $100,000 per share[3,4]	17,800,000	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	79,900,000	42,200,000	137,200,000

Total other liabilities	34,035,837	99,394,759	74,544,766	231,015,779

Total liabilities	34,383,851	109,482,841	75,340,146	233,559,953

Net Assets Applicable to Common Shareholders	$54,327,396	$173,798,320	$139,722,754	$410,775,813

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,249,675	$149,361,541	$124,034,133	$374,675,197
Undistributed net investment income	771,516	3,306,462	1,596,663	4,244,894
Accumulated net realized loss	(3,018,062)	(1,408,419)	(5,951,301)	(22,546,285)
Net unrealized appreciation/depreciation	9,324,267	22,538,736	20,043,259	54,402,007

Net Assets Applicable to Common Shareholders	$54,327,396	$173,798,320	$139,722,754	$410,775,813

Net asset value per Common Share	$16.27	$16.54	$15.97	$15.56

[1] Investments at cost — unaffiliated	$77,483,912	$251,396,107	$191,256,397	$578,934,829
[2] Investments at cost — affiliated	$698,423	$3,426,637	$1,321,380	$4,098,719
[3] VRDP/VMTP Shares outstanding:
Par value $0.001 per share	178	799	422	1,372
Par value $ 0.10 per share	—	—	—	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	3,338,684	10,510,852	8,749,418	26,406,273
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	57

Statements of Assets and Liabilities (concluded)

August 31, 2014	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value — unaffiliated[1]	$571,314,619	$933,986,044	$1,007,486,049
Investments at value — affiliated[2]	7,457,326	6,198,367	13,105,794
Cash pledged for financial futures contracts	369,000	474,000	478,000
Interest receivable	6,809,937	10,801,264	12,488,481
Investments sold receivable	330,000	—	17,987,166
Variation margin receivable on financial futures contracts	16,893	21,688	21,875
Deferred offering costs	26,061	454,643	39,391
TOB trust receivable	—	—	—
Prepaid expenses	23,879	50,249	32,239

Total assets	586,347,715	951,986,255	1,051,638,995

Accrued Liabilities
Investments purchased payable	949,024	—	1,605,030
Income dividends payable — Common Shares	1,923,147	2,703,256	3,423,050
Investment advisory fees payable	270,029	439,406	441,423
Officer’s and Trustees’ fees payable	63,630	227,775	164,457
Interest expense and fees payable	14,539	24,242	28,115
Other accrued expenses payable	97,256	144,889	144,272

Total accrued liabilities	3,317,625	3,539,568	5,806,347

Other Liabilities
TOB trust certificates	68,691,599	89,156,878	145,110,611
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	274,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	151,300,000	—	243,800,000

Total other liabilities	219,991,599	363,756,878	388,910,611

Total liabilities	223,309,224	367,296,446	394,716,958

Net Assets Applicable to Common Shareholders	$363,038,491	$584,689,809	$656,922,037

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$332,663,092	$525,924,068	$581,632,620
Undistributed net investment income	4,746,351	7,434,839	8,736,704
Accumulated net realized loss	(17,868,790)	(42,397,168)	(32,847,355)
Net unrealized appreciation/depreciation	43,497,838	93,728,070	99,400,068

Net Assets Applicable to Common Shareholders	$363,038,491	$584,689,809	$656,922,037

Net asset value per Common Share	$15.48	$15.46	$10.27

[1] Investments at cost — unaffiliated	$527,774,215	$840,184,293	$908,011,663
[2] Investments at cost — affiliated	$7,457,326	$6,198,367	$13,105,794
[3] VRDP/VMTP Shares outstanding:
Par value $0.001 per share	1,513	—	—
Par value $ 0.10 per share	—	2,746	2,438
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	1 million	10 million
[5] Par Value per Common Share	$0.001	$0.10	$0.10
[6] Common Shares outstanding	23,453,016	37,807,776	63,982,238
[7] Common Shares authorized	unlimited	unlimited	150 million

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2014

Statements of Operations

Year Ended August 31, 2014	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Investment Income
Interest	$4,085,869	$13,141,898	$9,318,704	$28,599,716
Income — affiliated	258	1,029	601	2,004

Total income	4,086,127	13,142,927	9,319,305	28,601,720

Expenses
Investment advisory	554,329	1,684,863	1,129,542	3,432,242
Liquidity fees	165,429	—	—	—
Professional	41,543	58,148	54,036	80,487
Remarketing fees on Preferred Shares	18,046	—	—	—
Transfer agent	17,358	25,683	23,561	40,829
Accounting services	15,440	42,300	35,477	59,626
Custodian	9,099	17,590	13,890	29,962
Printing	7,784	10,105	9,100	13,590
Registration	6,899	6,871	6,911	6,963
Officer and Trustees	5,854	18,822	14,962	44,593
Miscellaneous	60,500	66,795	57,651	80,758

Total expenses excluding interest expense, fees and amortization of offering costs	902,281	1,931,177	1,345,130	3,789,050
Interest expense, fees and amortization of offering costs[1]	157,128	1,049,954	719,545	2,179,059

Total expenses	1,059,409	2,981,131	2,064,675	5,968,109
Less fees waived by Manager	(68,580)	(1,452)	(838)	(2,732)

Total expenses after fees waived	990,829	2,979,679	2,063,837	5,965,377

Net investment income	3,095,298	10,163,248	7,255,468	22,636,343

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(566,784)	(743,895)	(3,150,459)	(5,406,235)
Financial futures contracts	(116,656)	(646,646)	(287,992)	(1,513,145)

	(683,440)	(1,390,541)	(3,438,451)	(6,919,380)

Net change in unrealized appreciation/depreciation on:
Investments	7,321,284	27,060,014	22,154,568	63,951,769
Financial futures contracts	(7,644)	(29,303)	(18,473)	(77,079)

	7,313,640	27,030,711	22,136,095	63,874,690

Net realized and unrealized gain	6,630,200	25,640,170	18,697,644	56,955,310

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$9,725,498	$35,803,418	$25,953,112	$79,591,653

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	59

Statements of Operations (concluded)

Year Ended August 31, 2014	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest	$27,410,490	$42,152,709	$49,865,487
Income — affiliated	2,104	2,806	3,388

Total income	27,412,594	42,155,515	49,868,875

Expenses
Investment advisory	3,068,449	4,999,978	5,064,052
Liquidity fees	—	1,146,074	—
Professional	78,783	160,731	139,334
Remarketing fees on Preferred Shares	—	181,838	—
Transfer agent	37,738	49,405	61,198
Accounting services	59,620	114,532	124,962
Custodian	29,169	40,292	40,851
Printing	12,561	17,036	17,815
Registration	7,716	9,714	21,046
Officer and Trustees	39,208	81,900	79,186
Miscellaneous	82,251	89,875	92,028

Total expenses excluding interest expense, fees and amortization of offering costs	3,415,495	6,891,375	5,640,472
Interest expense, fees and amortization of offering costs[1]	2,109,222	2,044,207	3,618,468

Total expenses	5,524,717	8,935,582	9,258,940
Less fees waived by Manager	(2,602)	(398,198)	(4,392)

Total expenses after fees waived	5,522,115	8,537,384	9,254,548

Net investment income	21,890,479	33,618,131	40,614,327

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,304,107)	(9,461,314)	908,748
Financial futures contracts	(1,619,153)	(1,167,861)	(3,291,529)

	(6,923,260)	(10,629,175)	(2,382,781)

Net change in unrealized appreciation/depreciation on:
Investments	58,932,402	92,403,750	77,555,506
Financial futures contracts	(42,566)	(73,681)	(74,318)

	58,889,836	92,330,069	77,481,188

Net realized and unrealized gain	51,966,576	81,700,894	75,098,407

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$73,857,055	$115,319,025	$115,712,734

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2014

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Bond Trust (BBK)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$3,095,298	$3,009,781	$10,163,248	$10,121,543
Net realized loss	(683,440)	(514,362)	(1,390,541)	1,996,264
Net change in unrealized appreciation/depreciation	7,313,640	(8,100,674)	27,030,711	(27,894,939)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,725,498	(5,605,255)	35,803,418	(15,777,132)

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(3,044,880)	(3,094,784)	(10,140,509)	(10,235,733)
Net realized gain	—	—	(867,349)	(1,455,701)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	—	—	(11,007,858)	(11,691,434)

Capital Share Transactions
Reinvestment of common dividends	—	16,133	—	255,741

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	6,680,618	(8,683,906)	24,795,560	(27,212,825)
Beginning of year	47,646,778	56,330,684	149,002,760	176,215,585

End of year	$54,327,396	$47,646,778	$173,798,320	$149,002,760

Undistributed net investment income, end of year	$771,516	$697,806	$3,306,462	$3,153,158

[1] Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

	Municipal Income Investment Quality Trust (BAF)		BlackRock Municipal Income Quality Trust (BYM)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$7,255,468	$7,099,697	$22,636,343	$23,897,300
Net realized loss	(3,438,451)	(1,504,631)	(6,919,380)	2,074,437
Net change in unrealized appreciation/depreciation	22,136,095	(22,035,087)	63,874,690	(71,172,199)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	25,953,112	(16,440,021)	79,591,653	(45,200,462)

Dividends to Common Shareholders From[1]
Net investment income	(7,192,022)	(7,226,601)	(24,188,146)	(24,710,368)

Capital Share Transactions
Reinvestment of common dividends	—	41,052	—	498,568

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	18,761,090	(23,625,570)	55,403,507	(69,412,262)
Beginning of year	120,961,664	144,587,234	355,372,306	424,784,568

End of year	$139,722,754	$120,961,664	$410,775,813	$355,372,306

Undistributed net investment income, end of year	$1,596,663	$1,489,042	$4,244,894	$5,922,521

[1] Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	61

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013	2014	2013

Operations
Net investment income	$21,890,479	$22,707,879	$33,618,131	$32,713,247
Net realized gain (loss)	(6,923,260)	1,783,167	(10,629,175)	(9,831,710)
Net change in unrealized appreciation/depreciation	58,889,836	(65,487,095)	92,330,069	(90,463,253)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	73,857,055	(40,996,049)	115,319,025	(67,581,716)

Dividends to Common Shareholders From[1]
Net investment income	(23,298,295)	(24,096,233)	(32,439,071)	(34,131,947)

Capital Share Transactions
Reinvestment of common dividends	150,439	647,211	—	743,537

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	50,709,199	(64,445,071)	82,879,954	(100,970,126)
Beginning of year	312,329,292	376,774,363	501,809,855	602,779,981

End of year	$363,038,491	$312,329,292	$584,689,809	$501,809,855

Undistributed net investment income, end of year	$4,746,351	$6,088,102	$7,434,839	$6,221,903

[1] Dividends for annual periods determined in accordance with federal income tax regulations.

	BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$40,614,327	$42,884,784
Net realized loss	(2,382,781)	(1,650,054)
Net change in unrealized appreciation/depreciation	77,481,188	(94,389,898)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	115,712,734	(53,155,168)

Dividends to Common Shareholders From[1]
Net investment income	(43,508,693)	(45,202,014)

Capital Share Transactions
Reinvestment of common dividends	—	3,867,890

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	72,204,041	(94,489,292)
Beginning of year	584,717,996	679,207,288

End of year	$656,922,037	$584,717,996

Undistributed net investment income, end of year	$8,736,704	$11,506,847

[1] Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2014

Statements of Cash Flows

Year Ended August 31, 2014	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$9,725,498	$35,803,418	$25,953,112	$79,591,653
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in cash pledged for financial futures contracts	(83,000)	(189,000)	(119,000)	(496,000)
(Increase) decrease in interest receivable	(66,675)	8,992	(46,826)	436,183
Increase in variation margin receivable on financial futures contracts	(2,250)	(8,625)	(5,438)	(22,688)
(Increase) decrease in prepaid expenses	(16,426)	(17,296)	(17,559)	(14,407)
Increase in investment advisory fees payable	1,637	11,429	2,839	8,642
Increase in Officer’s and Trustees’ fees payable	1,005	3,556	2,616	8,231
Decrease in interest expense and fees payable	(2,553)	(486)	(2,950)	(16,990)
Increase (decrease) in other accrued expenses payable	15,674	18,300	5,085	(1,663)
Net realized gain (loss) on investments	566,784	743,895	3,150,459	5,406,235
Net unrealized gain on investments	(7,321,284)	(27,060,014)	(22,154,568)	(63,951,769)
Amortization of premium and accretion of discount on investments	214,313	(1,563,383)	767,384	(1,094,007)
Proceeds from sales of long-term investments	14,865,531	83,297,003	55,437,543	146,453,686
Purchases of long-term investments	(15,538,703)	(78,911,862)	(54,697,784)	(122,107,081)
Net proceeds from sales (purchases) of short-term securities	1,181,620	(1,756,684)	330,794	1,088,358

Net cash provided by operating activities	3,541,171	10,379,243	8,605,707	45,288,383

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	1,185,000	—	1,230,000
Repayments of TOB trust certificates	(519,986)	(724,485)	(1,500,377)	(22,361,928)
Cash dividends paid to Common Shareholders	(3,044,880)	(10,971,070)	(7,192,022)	(24,359,786)
Amortization of deferred offering costs	23,695	59,686	48,862	80,947

Net cash used for financing activities	(3,541,171)	(10,450,869)	(8,643,537)	(45,410,767)

Cash
Net increase (decrease) in cash	—	(71,626)	(37,830)	(122,384)
Cash at beginning of year	—	71,626	37,830	122,384

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$135,986	$990,754	$673,633	$2,115,102

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	63

Statements of Cash Flows (concluded)

Year Ended August 31, 2014	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$73,857,055	$115,319,025	$115,712,734
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in cash pledged for financial futures contracts	(369,000)	(474,000)	(478,000)
(Increase) decrease in interest receivable	(180,051)	(571,772)	371,269
Increase in variation margin receivable on financial futures contracts	(16,893)	(21,688)	(21,875)
(Increase) decrease in prepaid expenses	(14,899)	11,734	(21,393)
Increase in investment advisory fees payable	13,494	20,869	12,150
Increase in Officer’s and Trustees’ fees payable	7,276	53,154	20,328
Decrease in interest expense and fees payable	(12,146)	(15,457)	(30,285)
Increase (decrease) in other accrued expenses payable	16,049	(153,950)	32,839
Net realized gain (loss) on investments	5,304,107	9,461,314	(908,748)
Net unrealized gain on investments	(58,932,402)	(92,403,750)	(77,555,506)
Amortization of premium and accretion of discount on investments	336,088	2,896,346	1,374,413
Proceeds from sales of long-term investments	98,594,127	231,346,208	155,844,330
Purchases of long-term investments	(86,493,800)	(256,871,864)	(139,686,032)
Net proceeds from sales (purchases) of short-term securities	(4,274,110)	30,633,207	(6,961,744)

Net cash provided by operating activities	27,834,895	39,229,376	47,704,480

Cash Used for Financing Activities
Proceeds from TOB trust certificates	5,866,247	—	625,000
Repayments of TOB trust certificates	(10,705,793)	(6,802,289)	(4,599,043)
Cash dividends paid to Common Shareholders	(23,217,295)	(32,439,071)	(43,860,592)
Amortization of deferred offering costs	86,314	11,984	130,155

Net cash used for financing activities	(27,970,527)	(39,229,376)	(47,704,480)

Cash
Net increase (decrease) in cash	(135,632)	—	—
Cash at beginning of year	135,632	—	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$2,035,054	$2,047,680	$3,518,598

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$150,439	—	—

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Year Ended August 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.27		$16.88	$14.67		$15.51		$14.16

Net investment income[1]	0.93		0.90	0.92		1.03		1.02
Net realized and unrealized gain (loss)	1.98		(2.58)	2.26		(0.89)		1.27
Dividends to AMPS Shareholders from net investment income	—		—	(0.00)[2]		(0.02)		(0.02)

Net increase (decrease) from investment operations	2.91		(1.68)	3.18		0.12		2.27

Dividends to Common Shareholders from net investment income[3]	(0.91)		(0.93)	(0.97)		(0.96)		(0.92)

Net asset value, end of year	$16.27		$14.27	$16.88		$14.67		$15.51

Market price, end of year	$14.58		$13.14	$16.61		$14.22		$15.60

Total Return Applicable to Common Shareholders[4]
Based on net asset value	21.64%		(10.35)%	22.36%		1.29%		16.80%

Based on market price	18.37%		(16.10)%	24.21%		(2.38)%		26.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07%		2.09%	2.21%	[5]	1.81%	[5]	1.57%	[5]

Total expenses after fees waived and paid indirectly	1.94%		1.96%	2.12%	[5]	1.66%	[5]	1.35%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.63%	[7]	1.60% [7]	1.72%	[5,7]	1.39%	[5]	1.15%	[5]

Net investment income	6.05%		5.45%	5.78%	[5]	7.25%	[5]	6.92%	[5]

Dividends to AMPS Shareholders	—		—	0.01%		0.13%		0.15%

Net investment income to Common Shareholders	6.05%		5.45%	5.77%		7.12%		6.77%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$54,327		$47,647	$56,331		$48,941		$51,708

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		$17,850		$17,850

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$17,800		$17,800	$17,800		—		—

Portfolio turnover rate	18%		32%	36%		25%		47%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		$93,546		$97,421

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$405,210		$367,678	$416,465		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/ or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.27%, 1.27% and 1.42%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	65

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.18	$16.79	$14.48		$15.29		$13.23

Net investment income[1]	0.97	0.96	1.01		1.14		1.14
Net realized and unrealized gain (loss)	2.43	(2.46)	2.37		(0.87)		1.97
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	3.40	(1.50)	3.37		0.24		3.08

Dividends and distributions to Common Shareholders from:[2]
Net investment income	(0.96)	(0.97)	(1.06)		(1.05)		(1.02)
Net realized gain	(0.08)	(0.14)	—		—		—

Total dividends and distributions to Common Shareholders	(1.04)	(1.11)	(1.06)		(1.05)		(1.02)

Net asset value, end of year	$16.54	$14.18	$16.79		$14.48		$15.29

Market price, end of year	$15.59	$13.49	$17.16		$14.86		$15.79

Total Return Applicable to Common Shareholders[3]
Based on net asset value	25.27%	(9.52)%	23.96%		2.02%		24.13%

Based on market price	24.11%	(15.78)%	23.45%		1.38%		22.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.84%	1.82%	1.69%	[4]	1.33%	[4]	1.29%	[4]

Total expenses after fees waived and paid indirectly	1.84% [5]	1.82%	1.64%	[4]	1.19%	[4]	1.08%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.19%	1.17%	1.18%	[4,6]	1.16%	[4]	1.05%	[4]

Net investment income	6.29%	5.85%	6.39%	[4]	8.15%	[4]	8.08%	[4]

Dividends to AMPS Shareholders	—	—	0.04%		0.19%		0.22%

Net investment income to Common Shareholders	6.29%	5.85%	6.35%		7.96%		7.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$173,798	$149,003	$176,216		$151,471		$159,216

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$79,900		$79,900

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900	$79,900		—		—

Portfolio turnover rate	32%	32%	46%		27%		51%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$72,394		$74,819

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$317,520	$286,487	$320,545		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	Municipal Income Investment Quality Trust (BAF)

	Year Ended August 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.83	$16.53	$14.50		$15.08		$14.06

Net investment income[1]	0.83	0.81	0.83		0.91		0.94
Net realized and unrealized gain (loss)	2.13	(2.68)	2.09		(0.58)		0.95
Dividends to AMPS Shareholders from net investment income	—	—	(0.00)[2]		(0.02)		(0.02)

Net increase (decrease) from investment operations	2.96	(1.87)	2.92		0.31		1.87

Dividends to Common Shareholders from net investment income[3]	(0.82)	(0.83)	(0.89)		(0.89)		(0.85)

Net asset value, end of year	$15.97	$13.83	$16.53		$14.50		$15.08

Market price, end of year	$14.18	$12.82	$16.24		$13.92		$15.64

Total Return Applicable to Common Shareholders[4]
Based on net asset value	22.67%	(11.69)%	20.76%		2.62%		13.93%

Based on market price	17.50%	(16.68)%	23.59%		(5.01)%		27.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	1.63%	1.49%	[5]	1.25%	[5]	1.23%	[5]

Total expenses after fees waived and paid indirectly	1.58%	1.63%	1.49%	[5]	1.23%	[5]	1.14%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.03%	1.03%	1.06%	[5,7]	1.09%	[5]	0.97%	[5]

Net investment income	5.56%	5.02%	5.31%	[5]	6.51%	[5]	6.54%	[5]

Dividends to AMPS Shareholders	—	—	0.02%		0.12%		0.14%

Net investment income to Common Shareholders	5.56%	5.02%	5.29%		6.39%		6.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$139,723	$120,962	$144,587		$126,783		$131,772

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$42,275		$42,275

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200	$42,200		—		—

Portfolio turnover rate	26%	43%	51%		33%		26%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$99,975		$102,926

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$431,097	$386,639	$442,624		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005).

[3]	Dividends for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	67

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Year Ended August 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.46	$16.11	$14.09		$14.64		$13.55

Net investment income[1]	0.86	0.91	0.93		0.97		0.96
Net realized and unrealized gain (loss)	2.16	(2.62)	2.02		(0.58)		1.00
Dividends to AMPS Shareholders from net investment income	—	—	(0.00)[2]		(0.02)		(0.02)

Net increase (decrease) from investment operations	3.02	(1.71)	2.95		0.37		1.94

Dividends to Common Shareholders from net investment income[3]	(0.92)	(0.94)	(0.93)		(0.92)		(0.85)

Net asset value, end of year	$15.56	$13.46	$16.11		$14.09		$14.64

Market price, end of year	$13.96	$12.59	$16.73		$13.85		$15.26

Total Return Applicable to Common Shareholders[4]
Based on net asset value	23.69%	(11.13)%	21.54%		3.09%		14.74%

Based on market price	18.65%	(19.96)%	28.40%		(2.79)%		18.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.55%	1.46%	[5]	1.25%	[5]	1.15%	[5]

Total expenses after fees waived and paid indirectly	1.55%	1.55%	1.46%	[5]	1.24%	[5]	1.06%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.98%	0.96%	1.00%	[5,7]	1.07%	[5]	0.92%	[5]

Net investment income	5.89%	5.77%	6.12%	[5]	7.15%	[5]	6.85%	[5]

Dividends to AMPS Shareholders	—	—	0.03%		0.14%		0.15%

Net investment income to Common Shareholders	5.89%	5.77%	6.09%		7.01%		6.70%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$410,776	$355,372	$424,785		$371,014		$384,563

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$137,250		$137,250

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200		—		—

Portfolio turnover rate	20%	24%	17%		19%		13%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$92,580		$95,049

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$399,399	$359,018	$409,610		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Year Ended August 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.32	$16.10	$13.96		$14.63		$12.78

Net investment income[1]	0.93	0.97	1.02		1.08		1.08
Net realized and unrealized gain (loss)	2.22	(2.72)	2.14		(0.73)		1.77
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.03)

Net increase (decrease) from investment operations	3.15	(1.75)	3.15		0.33		2.82

Dividends to Common Shareholders from net investment income[2]	(0.99)	(1.03)	(1.01)		(1.00)		(0.97)

Net asset value, end of year	$15.48	$13.32	$16.10		$13.96		$14.63

Market price, end of year	$14.70	$13.20	$16.74		$14.13		$15.22

Total Return Applicable to Common Shareholders[3]
Based on net asset value	24.73%	(11.60)%	23.25%		2.70%		22.83%

Based on market price	19.52%	(15.75)%	26.61%		(0.07)%		21.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	1.67%	1.55%	[4]	1.18%	[4]	1.16%	[4]

Total expenses after fees waived and paid indirectly	1.64%	1.67%	1.48%	[4]	1.10%	[4]	1.08%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.01%	1.00%	0.96%	[4,6]	1.01%	[4]	0.99%	[4]

Net investment income	6.49%	6.17%	6.74%	[4]	7.94%	[4]	7.89%	[4]

Dividends to AMPS Shareholders	—	—	0.03%		0.17%		0.20%

Net investment income to Common Shareholders	6.49%	6.17%	6.71%		7.77%		7.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$363,038	$312,329	$376,774		$325,713		$340,269

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$151,300		$151,300

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300		—		—

Portfolio turnover rate	16%	17%	24%		16%		29%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$78,819		$81,226

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$339,946	$306,430	$349,025		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	69

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Year Ended August 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.27		$15.96	$14.00		$14.69		$13.57

Net investment income[1]	0.89		0.87	0.86		0.95		0.96
Net realized and unrealized gain (loss)	2.16		(2.66)	2.02		(0.71)		1.04
Dividends to AMPS Shareholders from net investment income	—		—	—		(0.02)		(0.03)

Net increase (decrease) from investment operations	3.05		(1.79)	2.88		0.22		1.97

Dividends to Common Shareholders from net investment income[2]	(0.86)		(0.90)	(0.92)		(0.91)		(0.85)

Net asset value, end of year	$15.46		$13.27	$15.96		$14.00		$14.69

Market price, end of year	$13.92		$12.59	$16.13		$13.84		$14.65

Total Return Applicable to Common Shareholders[3]
Based on net asset value	24.24%		(11.70)%	21.22%		2.01%		15.22%

Based on market price	17.91%		(17.11)%	23.93%		1.12%		23.46%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%		1.71%	1.87%		1.37%	[4]	1.17%	[4]

Total expenses after fees waived and paid indirectly	1.57%		1.62%	1.80%		1.30%	[4]	1.09%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.19%	[6]	1.29% [6]	1.39%	[6]	1.14%	[4]	1.01%	[4]

Net investment income	6.18%		5.55%	5.76%		7.03%	[4]	6.85%	[4]

Dividends to AMPS Shareholders	—		—	—		0.18%		0.21%

Net investment income to Common Shareholders	6.18%		5.55%	5.76%		6.85%		6.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$584,690		$501,810	$602,780		$528,173		$553,367

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		—		$274,650

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600		$274,600	$274,600		$274,600		—

Portfolio turnover rate	25%		59%	44%		32%		38%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		—		$75,371

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$312,924		$282,742	$319,512		$292,343		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended August 31, 2014, August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%, 0.92% and 0.99%, respectively.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2014

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$9.14	$10.68	$9.55		$10.01		$8.98

Net investment income[1]	0.63	0.67	0.69		0.73		0.73
Net realized and unrealized gain (loss)	1.18	(1.50)	1.16		(0.47)		0.97
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.02)		(0.02)

Net increase (decrease) from investment operations	1.81	(0.83)	1.84		0.24		1.68

Dividends to Common Shareholders from net investment income[2]	(0.68)	(0.71)	(0.71)		(0.70)		(0.65)

Net asset value, end of year	$10.27	$9.14	$10.68		$9.55		$10.01

Market price, end of year	$9.83	$8.91	$11.28		$9.73		$10.38

Total Return Applicable to Common Shareholders[3]
Based on net asset value	20.70%	(8.39)%	19.85%		2.90%		19.31%

Based on market price	18.50%	(15.45)%	24.24%		1.11%		24.69%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	1.54%	1.51%	[4]	1.28%	[4]	1.22%	[4]

Total expenses after fees waived and paid indirectly	1.49%	1.54%	1.51%	[4]	1.28%	[4]	1.22%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.91%	0.91%	0.98%	[4,6]	1.05%	[4]	1.03%	[4]

Net investment income	6.53%	6.43%	6.79%	[4]	7.93%	[4]	7.71%	[4]

Dividends to AMPS Shareholders	—	—	0.05%		0.18%		0.19%

Net investment income to Common Shareholders	6.53%	6.43%	6.74%		7.75%		7.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$656,922	$584,718	$679,207		$602,234		$625,195

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$243,825		$243,825

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800		—		—

Portfolio turnover rate	14%	11%	11%		10%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$86,749		$89,106

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$369,451	$339,835	$378,592		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2014	71

Notes to Financial Statements

1. Organization:

BlackRock Municipal Bond Investment Trust (“BIE”) BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BIE, BBK, BAF, BYM, BLE, MFL and MVF are referred to herein collectively as the “Trusts”. BBK, BYM and BLE are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

72	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts are pro rated among those trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of a trust, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating trusts that contributed the municipal bonds to the TOB Trust. If multiple trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended August 31, 2014, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trusts typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment

ANNUAL REPORT	AUGUST 31, 2014	73

Notes to Financial Statements (continued)

from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Trusts at August 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at August 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At August 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BIE	$31,713,396	$16,235,837	0.05% - 0.30%
BBK	$35,903,379	$19,494,759	0.05% - 0.25%
BAF	$60,301,131	$32,344,766	0.05% - 0.30%
BYM	$178,878,014	$93,815,779	0.05% - 0.33%
BLE	$121,880,756	$68,691,599	0.04% - 0.25%
MFL	$176,987,384	$89,156,878	0.05% - 0.30%
MVF	$293,915,355	$145,110,611	0.04% - 0.15%

For the year ended August 31, 2014, the Trusts’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$16,299,883	0.65%
BBK	$17,650,031	0.63%
BAF	$32,580,554	0.68%
BYM	$102,340,740	0.63%
BLE	$69,097,229	0.60%
MFL	$90,079,248	0.67%
MVF	$147,337,753	0.61%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks, such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

74	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2014
		Value
		BIE	BBK	BAF	BYM	BLE	MFL	MVF
	Statements of Assets and Liabilities Location	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$(7,644)	$(29,303)	$(18,473)	$(77,079)	$(42,566)	$(73,681)	$(74,318)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2014
	Net Realized Loss From							Net Change in Unrealized Depreciation on
	BIE	BBK	BAF	BYM	BLE	MFL	MVF	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Interest rate contracts
Financial futures contracts	$(116,656)	$(646,646)	$(287,992)	$(1,513,145)	$(1,619,153)	$(1,167,861)	$(3,291,529)	$(7,644)	$(29,303)	$(18,473)	$(77,079)	$(42,566)	$(73,681)	$(74,318)

For the year ended August 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Financial futures contracts:
Average number of contracts sold	44	162	111	360	312	457	470
Average notional value of contracts sold	$5,553,609	$20,281,328	$13,930,664	$45,126,582	$39,118,090	$57,290,445	$58,862,305

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets, except MFL and MVF, which are based on average daily net assets, at the following annual rates:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Investment advisory fee	0.65%	0.65%	0.55%	0.55%	0.55%	0.55%	0.50%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses, with respect to BIE as a percentage of its average weekly net assets of 0.08%. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of its total assets minus the sum of its accrued liabilities. The amounts waived are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2014, the amounts included in fees waived by Manager were as follows:

	BIE	MFL
Amounts waived	$68,225	$393,749

ANNUAL REPORT	AUGUST 31, 2014	75

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2014, the amounts waived were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Amounts waived	$355	$1,452	$838	$2,732	$2,602	$4,449	$4,392

These voluntary waivers may be reduced or discontinued at any time without notice.

Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to BIE, BBK, BAF, BYM and BLE and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to MFL and MVF pursuant to sub-advisory agreements with the Manager, and received for their services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Trust to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BFM, with respect to each Trust, expired and the sub-advisory agreement with BIM was terminated.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2014, were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Purchases	$14,716,753	$86,506,687	$53,474,765	$120,887,629	$87,442,824	$219,231,418	$141,291,062
Sales	$14,865,531	$82,580,187	$55,437,543	$146,621,146	$97,024,028	$227,383,826	$172,260,763

7. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ U.S. federal tax returns remains open for each of the four years ended August 31, 2014. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of August 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities and non-deductible expenses were reclassified to the following accounts:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$(24,013)	$(61,118)	$(49,618)	$(83,410)	$(89,030)	$(16,914)	$(134,535)
Undistributed net investment income	$23,292	$130,565	$44,175	$(125,824)	$66,065	$33,876	$124,223
Accumulated net realized loss	$721	$(69,447)	$5,443	$209,234	$22,965	$(16,962)	$10,312

The tax character of distributions paid was as follows:

		BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income[1]	8/31/14	$3,072,297	$10,928,168	$7,639,133	$25,638,804	$24,890,090	$33,858,640	$46,057,995
	8/31/13	$3,137,694	$11,043,650	$7,701,866	$26,255,131	$25,589,833	$35,043,625	$47,946,356
Ordinary income[2]	8/31/14	—	447,312	—	2,986	11,567	—	34,555
	8/31/13	149	772,204	—	410	214,942	2,525	1,054
Long-term capital gains[3]	8/31/14	—	509,853	—	—	—	—	—
	8/31/13	—	815,068	—	—	—	—	—

Total	8/31/14	$3,072,297	$11,885,333	$7,639,133	$25,641,790	$24,901,657	$33,858,640	$46,092,550

	8/31/13	$3,137,843	$12,630,922	$7,701,866	$26,255,541	$25,804,775	$35,046,150	$47,947,410

[1]	The Trusts designate these amounts paid during the fiscal year August 31, 2014 as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Trust designates this amount paid during the fiscal year ended August 31, 2014 as a capital gain dividend.

76	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

As of August 31, 2014, the tax components of accumulated net earnings were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$430,724	$2,684,266	$1,519,167	$3,119,427	$3,881,944	$7,035,238	$7,156,547
Undistributed ordinary income	—	58,327	—	—	6,271	120	69,286
Capital loss carryforwards	(2,283,770)	(985,165)	(3,781,281)	(17,126,581)	(10,790,096)	(36,195,502)	(23,604,403)
Net unrealized gains[1]	9,177,046	23,099,069	19,744,665	52,598,341	42,654,749	92,320,344	93,523,427
Qualified late-year losses[2]	(246,279)	(419,718)	(1,793,930)	(2,490,571)	(5,377,469)	(4,394,459)	(1,855,440)

Total	$7,077,721	$24,436,779	$15,688,621	$36,100,616	$30,375,399	$58,765,741	$75,289,417

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, amortization methods of premiums and discounts on fixed income securities, the timing and recognition of partnership income, the deferral of compensation to Trustees and the treatment of residual interests in tender option bond trusts.

[2]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2014, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BIE	BBK	BAF	BYM	BLE	MFL	MVF
2016	—	—	—	$3,216,104	—	—	—
2017	—	—	—	6,430,212	$2,066,643	$1,863,647	$7,618,622
2018	$150,549	—	—	2,209,430	4,366,226	11,734,707	—
2019	718,157	—	—	—	2,448,693	—	5,276,524
No expiration date[3]	1,415,064	$985,165	$3,781,281	5,270,835	1,908,534	22,597,148	10,709,257

Total	$2,283,770	$985,165	$3,781,281	$17,126,581	$10,790,096	$36,195,502	$23,604,403

[3]	Must be utilized prior to losses subject to expiration.

As of August 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$62,093,812	$234,737,664	$160,530,096	$491,036,274	$467,301,559	$758,490,554	$778,422,172

Gross unrealized appreciation	$9,333,079	$24,427,247	$20,067,995	$55,281,702	$48,248,708	$93,717,253	$102,500,458
Gross unrealized depreciation	(148,482)	(1,268,887)	(303,348)	(2,621,121)	(5,469,921)	(1,180,274)	(5,441,398)

Net unrealized appreciation	$9,184,597	$23,158,360	$19,764,647	$52,660,581	$42,778,787	$92,536,979	$97,059,060

8. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of August 31, 2014, BIE, BBK, BAF and BYM invested a significant portion of their assets in securities in the county/city/special district/school district sector. BIE, BAF, BYM, BLE, MFL and MVF invested a significant portion of their assets in securities in the transportation sector. BBK and MVF invested a significant portion of their assets in securities in the health sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a trust.

ANNUAL REPORT	AUGUST 31, 2014	77

Notes to Financial Statements (continued)

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each of BIE, BBK, BAF, BYM and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, including AMPS, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, including AMPS, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BIE	BBK	BAF	BYM	BLE	MFL	MVF
2014	—	—	—	—	10,827	—	—
2013	937	15,055	2,424	30,719	40,304	45,928	361,054

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trusts fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BIE and MFL (collectively, the “VRDP Trusts”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

78	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (continued)

The VRDP Shares outstanding as of August 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BIE	9/15/11	178	$17,800,000	10/01/41
MFL	6/30/11	2,746	$274,600,000	7/01/41

The VRDP Trusts entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee to be paid to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreements between BIE and MFL and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

	BIE	MFL
Expiration date	12/04/2014	4/19/2017

The fee agreement between BIE and the liquidity provider was subsequently extended until June 4, 2015, unless renewed or terminated in advanced.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Trusts are required to begin to segregate liquid assets with the VRDP Trust’s custodians to fund the redemption. There is no assurance the VRDP Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, VRDP Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, VRDP Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2014, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2014, the short-term ratings of the liquidity provider and the VRDP Shares for BIE were P1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short term ratings on the VRDP Shares of MFL were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BIE’s and MFL’s VRDP Shares that were tendered for remarketing during the year ended August 31, 2014 were successfully remarketed.

ANNUAL REPORT	AUGUST 31, 2014	79

Notes to Financial Statements (continued)

The annualized dividend rates for the VRDP Shares for the year ended August 31, 2014 were as follows:

	BIE	MFL
Rate	0.15%	0.52%

On April 17, 2014, MFL commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of MFL’s VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and MFL’s VRDP shares are still subject to mandatory redemption by MFL on maturity date. MFL’s VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MFL is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares.

During the special rate period, MFL will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings of MFL’s VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when MFL’s VRDP Shares revert back to remarketable securities.

If MFL redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and MFL’s VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017 the holder of MFL’s VRDP Shares and MFL may mutually agree to extend the special rate period. If the special rate period is not extended, MFL’s VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the year ended August 31, 2014.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended August 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	12/31/15
BAF	12/16/11	422	$42,200,000	12/31/15
BYM	12/16/11	1,372	$137,200,000	12/31/15
BLE	12/16/11	1,513	$151,300,000	12/31/15
MVF	12/16/11	2,438	$243,800,000	12/31/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date for VMTP Shares of each VMTP Trust was extended to December 31, 2015 in June 2014. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2014 the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to

80	ANNUAL REPORT	AUGUST 31, 2014

Notes to Financial Statements (concluded)

comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended August 31, 2014 were as follows:

	BBK	BAF	BYM	BLE	MVF
Rate	1.06%	1.06%	1.06%	1.06%	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended August 31, 2014.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on October 1, 2014 to shareholders of record on September 15, 2014:

Common Dividend Per Share
BIE	$0.0760
BBK	$0.0820
BAF	$0.0685
BYM	$0.0715
BLE	$0.0820
MFL	$0.0715
MVF	$0.0535

Additionally, the Trusts declared a net investment income dividend on October 1, 2014 payable to Common Shareholders of record on October 15, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period September 1, 2014 to September 30, 2014 were as follows:

	Series	Dividends Declared
BIE VRDP Shares	W-7	$1,917
BBK VMTP Shares	W-7	$68,364
BAF VMTP Shares	W-7	$36,107
BYM VMTP Shares	W-7	$117,391
BLE VMTP Shares	W-7	$129,455
MFL VRDP Shares	W-7	$207,868
MVF VMTP Shares	W-7	$208,599

ANNUAL REPORT	AUGUST 31, 2014	81

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust,

BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniHoldings Investment Quality Fund, and to the Shareholders and Board of Directors of BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”), as of August 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2014, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2014

82	ANNUAL REPORT	AUGUST 31, 2014

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BIE, BBK, BAF, BYM, BLE and MFL, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that (i) with respect to BIE, BBK, BAF, BYM and BLE, the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and each Fund would expire effective July 1, 2014, and (ii) with respect to MFL and MVF, the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

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Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements (continued)

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BBK noted that for the one-, three- and five-year periods reported, BBK ranked in the third, first and first quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BBK in that it measures a blend of total return and yield. BBK’s Board and BlackRock reviewed and discussed the reasons for BBK’s underperformance during the one-year period and noted that they will monitor BBK’s performance.

The Board of BYM noted that for each of the one-, three- and five-year periods reported, BYM ranked in the first quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BYM in that it measures a blend of total return and yield.

The Board of BLE noted that for the one-, three- and five-year periods reported, BLE ranked in the third, second and first quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BLE in that it measures a blend of total return and yield. BLE’s Board and BlackRock reviewed and discussed the reasons for BLE’s underperformance during the one-year period and noted that they will monitor BLE’s performance.

The Board of MVF noted that for the one-, three- and five-year periods reported, MVF ranked in the first, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MVF in that it measures a blend of total return and yield.

The Board of BIE noted that for the one-, three- and five-year periods reported, BIE ranked in the fourth, third and fourth quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BIE in that it measures a blend of total return and yield.

The Board of BAF noted that for the one-, three- and five-year periods reported, BAF ranked in the fourth, third and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BAF in that it measures a blend of total return and yield.

BlackRock and the Board of each of BIE and BAF reviewed and discussed the reasons for its respective Fund’s underperformance during these periods. The Board of BIE and BAF was informed that, among other things, underperformance is attributed to each Fund’s below market distribution yield for these periods. The continued challenge going forward for each Fund is seeking ways to increase its yield component. One disadvantage BIE and BAF has versus its Customized Lipper Peer Group Composite is that its investment policies do not allow it to purchase securities that are subject to the alternative minimum tax (AMT), which provides peer funds with additional yield.

The Board of MFL noted that for each of the one-, three- and five-year periods reported, MFL ranked in the third quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MFL in that it measures a blend of total return and yield. The Board of MFL and BlackRock reviewed and discussed the reasons for MFL’s underperformance during these periods. MFL’s Board was informed that, among other things, the most significant factor impacting MFL’s performance compared to its Customized Lipper Peer Group Composite is its below average yield. Impacting performance during the one-year period were MFL’s large leverage and duration position as compared to its peers, given the rising rate environment. Holdings in health care, transportation and higher quality university bonds also contributed to poor performance.

BlackRock and the Board of each of BIE, BAF and MFL also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee

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Disclosure of Investment Advisory Agreements (continued)

rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of BIE noted that BIE’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to its Expense Peers. The Board of BIE determined that BIE’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by BIE’s Expense Peers. The Board of BIE also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BIE, which was implemented on June 1, 2012. After discussions between the Board of BIE, including the Independent Board Members, and BlackRock, BIE’s Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver, which will result in savings to shareholders.

The Board of BBK noted that BBK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to its Expense Peers. The Board of BBK determined that BBK’s contractual management fee rate and total expense ratio were appropriate in light of the median contractual management fee rate and total expense ratio paid by BBK’s Expense Peers.

The Board of BAF noted that BAF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to its Expense Peers. The Board of BAF determined that BAF’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by BAF’s Expense Peers.

The Board of BYM noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to its Expense Peers. The Board of BYM determined that BYM’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and total expense ratio paid by BYM’s Expense Peers.

The Board of BLE noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to its Expense Peers. The Board of BLE determined that BLE’s total expense ratio was appropriate in light of the median total expense ratio paid by BLE’s Expense Peers.

The Board of each of MFL and MVF noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

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Disclosure of Investment Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BIE, BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare at 211 Quality Circle, Suite 210, College Station, TX 77845.

88	ANNUAL REPORT	AUGUST 31, 2014

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Richard E. Cavanagh 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[3] 1948	Trustee and Member of the Audit Committee	Since 1988	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	AUGUST 31, 2014	89

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Trustees[4]
Paul L. Audet 1953	President[5] and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 330 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 330 Portfolios	None

4   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person,” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

[5] For MFL.

90	ANNUAL REPORT	AUGUST 31, 2014

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust Officers[2]
John M. Perlowski 1964	President[3] and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013; Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009. Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
[3] For all Trusts except MFL.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 State Street Bank and Trust Company[2] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[3] New York, NY 10036 Barclays Bank PLC[4] New York, NY 10019	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[3] New York, NY 10036 Barclays Capital Inc.[4] New York, NY 10019

Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

[1] For MFL and MVF. [2] For all Trusts except MFL and MVF. [3] For MFL. [4] For BIF.				Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	AUGUST 31, 2014	91

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class I Trustees as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	22,069,209	549,318	0	22,071,471	547,055	0	21,830,286	788,241	0
BAF	7,036,305	475,325	0	7,058,538	453,092	0	7,031,279	480,351	0
BBK	9,685,509	261,013	0	9,665,515	281,007	0	9,579,886	366,636	0
BIE	2,953,356	92,565	0	2,953,356	92,565	0	2,898,793	147,128	0
BLE	19,096,570	311,437	0	19,103,012	304,995	0	18,978,950	429,057	0
	W. Carl Kester¹
	Votes For	Votes Withheld	Abstain
BYM	1,372	0	0
BAF	422	0	0
BBK	799	0	0
BIE	93	0	0
BLE	1,513	0	0

¹	Voted on by holders of preferred shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	34,253,876	627,945	0	34,285,562	596,259	0	34,254,839	626,982	0
MVF	56,894,063	1,933,272	0	56,821,363	2,005,972	0	56,653,878	2,173,457	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,746	0	0	34,129,793	752,028	0	34,229,864	651,957	0
MVF	2,438	0	0	56,425,907	2,401,428	0	56,553,641	2,273,694	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	34,268,218	613,603	0	34,278,755	603,066	0	34,224,600	657,221	0
MVF	56,833,633	1,993,702	0	56,463,943	2,363,392	0	56,713,082	2,114,253	0
	W. Carl Kester[2]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,746	0	0	34,232,890	648,931	0
MVF	2,438	0	0	56,798,183	2,029,152	0

[2]	Voted on by holders of preferred shares only.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

92	ANNUAL REPORT	AUGUST 31, 2014

Additional Information (continued)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	AUGUST 31, 2014	93

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Trusts have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Trust Common Shares and is not a solicitation of an offer to buy Trust Common Shares. If a Trust files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Trust and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	ANNUAL REPORT	AUGUST 31, 2014

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-7-8/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$37,163	$36,463	$0	$0	$21,600	$21,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$21,600	$21,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of
1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2014.

(a)(1) The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio	11	0	0	0	0	0
	$3.12 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	64	0	0	0	0	0
	$26.32 Billion	$0	$0	$0	$0	$0
Walter O’Connor	64	0	0	0	0	0
	$26.32 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc. its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on

BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio	$10,001-$50,000
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	$50,001-$100,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.
Date: November 3, 2014
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2014